1933 Act Registration No. 333-34844
                                             1940 Act Registration No. 811-09903

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

        Pre-Effective Amendment No.                                     [   ]

        Post-Effective Amendment No. 2                                  [ X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

        Amendment No. 4                                                 [ X ]

                                MPAM FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                                 Jeff Prusnofksy
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Donald W. Smith, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[ ]     Immediately upon filing pursuant to Rule 485(b)
[X]     On July 11, 2001 pursuant to Rule 485(b)
[ ]     60 days after filing pursuant to Rule 485(a)(1)
[ ]     On pursuant to Rule 485(a)(1)
[ ]     75 days after filing pursuant to Rule 485(a)(2)
[ ]     On ________________ pursuant to Rule 485(a)(2)

MELLON PRIVATE ASSET MANAGEMENT (SM)

MPAM(SM) FAMILY OF MUTUAL FUNDS

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund

MPAM Balanced Fund


PROSPECTUS July 11, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Mellon Logo]   MELLON PRIVATE ASSET MANAGEMENT (SM)

The Funds

Contents

The Funds
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                 2

MPAM Income Stock Fund                                                    6

MPAM Mid Cap Stock Fund                                                  10

MPAM Small Cap Stock Fund                                                14

MPAM International Fund                                                  18

MPAM Emerging Markets Fund                                               22

MPAM Bond Fund                                                           26

MPAM Intermediate Bond Fund                                              30

MPAM Short-Term
U.S. Government Securities Fund                                          34

MPAM National Intermediate
Municipal Bond Fund                                                      38

MPAM National Short-Term
Municipal Bond Fund                                                      42

MPAM Pennsylvania Intermediate
Municipal Bond Fund                                                      46

MPAM Balanced Fund                                                       50

Management                                                               56

Financial Highlights                                                     59

Your Investment
--------------------------------------------------------------------------------

Account Policies and Services                                            62

Distributions and Taxes                                                  67

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUNDS' RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Each fund currently offers two classes of shares: MPAM shares and Investor shares.

MPAM shares are generally offered only to Mellon Private Asset Management(SM) (MPAM(SM)) clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates (MPAM Clients). "Mellon Private Asset Management" and "MPAM" are service marks of Mellon Financial Corporation. Investor shares are generally offered only to MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, and to individuals, corporations, partnerships and other entities that are not MPAM Clients and that receive a transfer of fund shares from an MPAM Client (collectively, Individual Clients).

What each fund is -- and isn't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in each fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in each fund, but you also have the potential to make money.

MPAM Large Cap Stock Fund

GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's((reg.tm)) 500 Composite Stock Price Index (S&P 500). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the S&P 500 are primary goals of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound)  GROWTH, in this case the sustainability or growth of earnings

(pound)  FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 500.

Concepts to understand

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P 500, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of growth and value companies, the fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase.

Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

MPAM Large Cap Stock Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the S&P 500, a widely recognized unmanaged index of stock performance. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown at right. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.


Year-by-year total return AS OF 12/31 EACH YEAR (%)*


MPAM SHARES

35.70   7.42    12.24   -1.31   37.36   25.42   33.16  26.95   18.47   -9.02
91      92      93      94      95      96      97     98      99      00


BEST QUARTER:                    Q4 '98                          +22.56%

WORST QUARTER:                   Q3 '98                          -12.14%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS -7.34%

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                              1 Year                       5 Years                     10 Years
---------------------------------------------------------------------------------------------------------------------------------

MPAM LARGE CAP
STOCK FUND --
MPAM SHARES*                                                   -9.02%                       17.97%                       17.62%

S&P 500                                                        -9.10%                       18.33%                       17.44%
--------------------------------------------------------------------------------------------------------------------------------


* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.65%             0.65%

Shareholder services fee                              none             0.25%

Other expenses                                       0.18%             0.18%
--------------------------------------------------------------------------------

TOTAL                                                0.83%             1.08%
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                           $85             $265

INVESTOR SHARES                                      $110             $343

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

GOAL/APPROACH

The fund's investment objective is to exceed the total return performance of the Russell 1000(tm) Value Index over time. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The remainder of the fund's total assets may be invested in convertible bonds, preferred stocks, fixed-income securities, American Depositary Receipts (ADRs) and money market instruments.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound)  GROWTH, in this case the sustainability or growth of earnings

(pound)  FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

Concepts to understand

DIVIDEND: a distribution of earnings to shareholders, usually paid in the form of cash or stock.

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

RUSSELL 1000 VALUE INDEX: is an unmanaged, market-capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

The fund will hold fewer securities than the Russell 1000 Value Index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of value and growth companies, the fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style.

With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns.

Other potential risks

The fund may invest in ADRs, which represent indirect ownership of securities issued by foreign companies. The securities of foreign issuers carry additional risks, such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political instability.

MPAM Income Stock Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Russell 1000 Value Index, a widely recognized unmanaged index of large-capitalization value stock performance. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown at right. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.

Before June 1, 2000, the CTF sought to exceed the total return performance of the S&P 500 over time. Beginning June 1, 2000, the CTF sought to exceed the total return performance of the Russell 1000 Value Index over time. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The Russell 1000 Value Index is an unmanaged, market-capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values. The CTF changed its benchmark due to the value orientation of the CTF and the Russell 1000 Value Index.
--------------------------------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

33.57   7.23    10.40   -1.15   36.98   23.17   35.01   23.20   5.50    -3.98
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q4 '98                   +19.76%

WORST QUARTER:                   Q3 '98                          -10.79%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS -6.32%
 .
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                              1 Year                       5 Years                     10 Years
--------------------------------------------------------------------------------------------------------------------------------

MPAM INCOME
STOCK FUND --
MPAM SHARES*                                                   -3.98%                       15.72%                       16.08%

RUSSELL 1000
VALUE INDEX                                                     7.01%                       16.91%                       17.37%
---------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                            0.65%            0.65%

Shareholder services fee                            none             0.25%

Other expenses                                      0.20%            0.20%
--------------------------------------------------------------------------------

TOTAL                                               0.85%            1.10%
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $87             $271

INVESTOR SHARES                                     $112             $350

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

GOAL/APPROACH


The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the S&P MidCap 400 are primary goals of the investment process.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound)  GROWTH, in this case the sustainability or growth of earnings

(pound)  FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.

Concepts to understand

SMALL AND MID-CAP COMPANIES: new and often entrepreneurial companies. Small and mid-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. These companies fail more often.

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: a market-capitalization-weighted index of 400 medium-capitalization stocks.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.


The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of growth and value companies, the fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

Other potential risks

The fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political instability.

MPAM Mid Cap Stock Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the S&P MidCap 400. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown at right. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.


Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The weighted average capitalization of the Russell 2500 and the S&P MidCap 400 are similar, as are their sector and industry weightings. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors.
--------------------------------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

53.62   16.89   15.43   -1.64   39.38   22.21   23.30   -5.59   10.72   7.87
91      92      93      94      95      96      97      98      99      00



BEST QUARTER:                     Q1 '91                  +22.79%

WORST QUARTER:                    Q3 '98                  -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS -0.34%
 .
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                   1 Year                       5 Years                     10 Years
--------------------------------------------------------------------------------------------------------------------------------

MPAM MID CAP
STOCK FUND --
MPAM SHARES*                                        7.87%                         11.18%                      17.05%

S&P MIDCAP 400                                     17.50%                         20.41%                      19.86%
---------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                            0.75%             0.75%

Shareholder services fee                             none             0.25%

Other expenses                                      0.17%             0.17%
--------------------------------------------------------------------------------

TOTAL                                               0.92%             1.17%
--------------------------------------------------------------------------------

Expense example

                                                    1 Year         3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                         $94             $293

INVESTOR SHARES                                    $119             $372

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

GOAL/APPROACH


The fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600((reg.tm)) Index (S&P SmallCap 600). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound)  GROWTH, in this case the sustainability or growth of earnings

(pound)  FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. The investment adviser uses information technology as well as Wall Street sources and company management to stay abreast of current developments.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

Concepts to understand

SMALL-CAPITALIZATION COMPANIES: new and often entrepreneurial companies. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P SMALLCAP 600: an unmanaged index consisting of the stocks of 600 publicly traded U.S. companies chosen for market size, liquidity and industry-group representation. The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging between $50 million and $2 billion.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.


The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P SmallCap 600, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of growth and value companies, the fund assumes the risks of both, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

At times, the fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

Other potential risks

The fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political instability.

MPAM Small Cap Stock Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 17 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.



Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES
                                                        0.92    30.88   -4.82
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q4 '99                    +26.91%

WORST QUARTER:                   Q3 '98                    -22.68%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 2.54%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                         Since inception
                                                                 1 Year                                    (1/1/98)
--------------------------------------------------------------------------------------------------------------------------------

MPAM SMALL CAP
STOCK FUND --
MPAM SHARES*                                                     -4.82%                                      7.93%

S&P SMALLCAP 600                                                 11.80%                                      8.39%
--------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.85%            0.85%

Shareholder services fee                             none             0.25%

Other expenses                                       0.25%            0.25%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   1.10%            1.35%

Less: Fee waiver and/or
expense reimbursement*                               0.05%            0.05%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       1.05%            1.30%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $107            $345

INVESTOR SHARES                                      $132            $423

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Small Cap Stock Fund

MPAM International Fund

GOAL/APPROACH

The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also primarily invests in companies which the investment adviser considers to be "value" companies. To a limited extent, the fund may invest in debt securities of foreign issuers. Though not specifically limited, the fund ordinarily will invest in companies in at least ten foreign countries, and limit its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven, and risk averse. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

 (pound) VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 (pound) BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

 (pound) BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management) that potentially will trigger a price increase near term or midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

MAIN RISKS

The value of your investment in the fund will go up and down, which means that you could lose money. The fund's performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability and differing auditing and legal standards. Each of those risks could result in more volatility for the fund.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may decline. Further, while the fund's investment in value stocks may limit the overall downside risk of the fund over time, the fund may produce more modest gains than riskier stock funds as a trade-off for its potentially lower risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The fund may invest in companies of any size. Investments in small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers or money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as options and futures, and in foreign currencies. When employed, these practices are used primarily to hedge the fund's portfolio, but may be used to increase returns; however, such practices may lower returns or increase volatility. Derivatives can be illiquid and highly sensitive to changes in their underlying instruments. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

MPAM International Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE((reg.tm))) Index, an unmanaged index of foreign stock performance. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 21 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.




Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

                                                                 26.17   -1.62
91      92      93       94      95      96      97      98      99      00



BEST QUARTER:                    Q4 '99                           +9.19%

WORST QUARTER:                   Q3 '00                           -5.34%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS -6.69%
 .
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                         Inception                                                    Since
                                                           date                        1 Year                      inception
--------------------------------------------------------------------------------------------------------------------------------

MPAM
INTERNATIONAL FUND --
MPAM SHARES*                                             (7/15/98)                       -1.62%                        4.96%

MSCI EAFE((reg.tm)) INDEX                                (7/31/98)                      -14.17%                        4.67%
--------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.85%            0.85%

Shareholder services fee                             none             0.25%

Other expenses                                       0.30%            0.30%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   1.15%            1.40%

Less: Fee waiver and/or
expense reimbursement*                               0.10%            0.10%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       1.05%            1.30%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $107            $355

INVESTOR SHARES                                      $132            $433

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM International Fund

MPAM Emerging Markets Fund

GOAL/APPROACH

The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

In choosing stocks, the fund uses a value-oriented, research driven approach. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

 (pound) VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

 (pound) BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

 (pound) BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management) that potentially will trigger a price increase near term or midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

EMERGING MARKET COUNTRIES: consist of all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes Argentina, Brazil, Chile, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela, together with any other country the investment adviser believes has an emerging economy or market.

MAIN RISKS

The stock markets of emerging market countries can be extremely volatile. The value of your investment in the fund will go up and down, sometimes dramatically, which means that you could lose money.

The fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse and less mature economic structures, and less liquidity.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may decline. Further, while the fund's investment in value stocks may limit the overall downside risk of the fund over time, the fund may produce more modest gains than riskier stock funds as a trade-off for its potentially lower risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The fund may invest in companies of any size. Investments in small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as options and futures, and in foreign currencies. When employed, these practices are used primarily to hedge the fund's portfolio, but may be used to increase returns; however, such practices may lower returns or increase volatility. Derivatives can be illiquid and highly sensitive to changes in their underlying instrument. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

MPAM Emerging Markets Fund

PAST PERFORMANCE

Since MPAM shares had less than one calendar year of performance as of December 31, 2000, annual total return information for that class is not included in this section of the prospectus. As a new class, past performance information is not available for Investor shares as of the date of this prospectus.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             1.15%           1.15%

Shareholder services fee                             none            0.25%

Other expenses                                       0.96%           0.96%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   2.11%           2.36%

Less: Fee waiver and/or
expense reimbursement*                               0.76%           0.76%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       1.35%           1.60%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                         $137            $588

INVESTOR SHARES                                     $163            $664

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Emerging Markets Fund

MPAM Bond Fund

GOAL/APPROACH

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as:

(pound)  U.S. government and agency bonds

(pound)  corporate bonds

(pound) mortgage-related securities, including commercial mortgage-backed securities

(pound)  foreign corporate and government bonds (up to 20% of total assets)

The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than other bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

 (pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate, or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in active trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

MPAM Bond Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 29 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 3.32 and 6.05 years.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

15.37   6.69    11.52   -1.84   17.33   3.06    9.35    8.19    -1.41   10.51
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q3 '91                           +5.63%

WORST QUARTER:                   Q1 '94                           -2.18%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 3.39%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                         1 Year                        5 Years                     10 Years
---------------------------------------------------------------------------------------------------------------------------------

MPAM BOND FUND --
MPAM SHARES*                                            10.51%                          5.84%                      7.70%

LEHMAN BROTHERS
AGGREGATE
BOND INDEX                                              11.63%                          6.46%                      7.96%
---------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                            0.40%            0.40%

Shareholder services fee                             none            0.25%

Other expenses                                      0.19%            0.19%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                  0.59%            0.84%

Less: Fee waiver and/or
expense reimbursement*                              0.03%            0.03%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                      0.56%            0.81%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                         $57             $186

INVESTOR SHARES                                     $83             $265

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Bond Fund

MPAM Intermediate Bond Fund

GOAL/APPROACH

The fund seeks to outperform the Lehman Brothers Intermediate
Government/Corporate Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as:

(pound)  U.S. government and agency bonds

(pound)  corporate bonds

(pound) mortgage-related securities including commercial mortgage-backed securities (up to 25% of total assets)

(pound)  foreign corporate and government bonds (up to 20% of total assets)

(pound)  municipal bonds

The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

 (pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

 (pound) changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund's share price

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in active trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

MPAM Intermediate Bond Fund

PAST PERFORMANCE


The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers Intermediate Government/ Credit Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. government and corporate investment grade bond market and is comprised of issues that must have a maturity from one to (but not including) ten years. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 33 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.

The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will range between 2.5 and 5.5 years. The CTF's policy with respect to duration was tied to the weighted average duration of a market index and, during the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 2.46 and 4.17 years.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

13.46   6.80    9.18    -2.70   14.66   3.54    7.59    7.58    -0.55   8.93
91      92      93      94      95      96      97      98      99      00



BEST QUARTER:                    Q2 '95                           +4.83%

WORST QUARTER:                   Q1 '94                           -2.40%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 3.54%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                         1 Year                        5 Years                     10 Years
--------------------------------------------------------------------------------------------------------------------------------

MPAM INTERMEDIATE
BOND FUND --
MPAM SHARES*                                              8.93%                        5.36%                         6.72%

LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/
CREDIT
BOND INDEX                                               10.12%                        6.11%                         7.36%
--------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.40%            0.40%

Shareholder services fee                              none            0.25%

Other expenses                                       0.20%            0.20%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   0.60%            0.85%

Less: Fee waiver and/or
expense reimbursement*                               0.04%            0.04%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       0.56%            0.81%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                         $57             $188

INVESTOR SHARES                                     $83             $267

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

GOAL/APPROACH

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's effective duration will be less than three years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

MORTGAGE PASS-THROUGH SECURITIES: pools of residential or commercial mortgages whose cash flows are "passed through" to the holders of the securities via monthly payments of interest and principal.

CMOS: multi-class bonds backed by pools of mortgage pass-through securities or mortgage loans.

STRIPPED MORTGAGE-BACKED SECURITIES: the separate income or principal components of a mortgage-backed security. CMOs may be partially stripped so that each investor receives some interest and some principal, or fully stripped into interest-only and principal-only components.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than other short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

 (pound) the value of certain types of stripped mortgage-backed securities may move in the same direction as interest rates

 (pound) because many types of U.S. government securities trade actively among investors outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While most of the fund's securities may carry guarantees by the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

Some mortgage-backed securities are a form of derivative. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. The value and interest rate of some derivatives may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in active trading, which can produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

MPAM Short-Term U.S. Government Securities Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Lehman 1-3 Year U.S. Government Index, a widely recognized, unmanaged performance benchmark for Treasury and agency securities with maturities between one and three years. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 37 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.


Although the CTF was authorized to invest in mortgage-backed securities (not including CMOs), it did not do so. The fund is authorized to invest in mortgage-backed securities, including CMOs, and anticipates that it will do so. The CTF was not authorized to invest in Rule 144A securities or derivative instruments. Although the fund is authorized to invest in derivatives, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in derivative instruments and Rule 144A securities will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will be less than three years. The CTF operated under a policy that its average maturity generally would be maintained between eighteen months and three years. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 1.30 and 2.16 years.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

10.89   6.34    6.60    -0.39   10.52  4.20    5.95    6.56    2.43    7.74
91      92      93      94      95     96      97      98      99      00


BEST QUARTER:                    Q3 '91                           +3.46%

WORST QUARTER:                   Q1 '94                           -0.91%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 3.54%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00
                                                         1 Year                       5 Years                     10 Years
--------------------------------------------------------------------------------------------------------------------------------

MPAM SHORT-TERM
U.S. GOVERNMENT
SECURITIES FUND --
MPAM SHARES*                                             7.74%                         5.36%                       6.03%

LEHMAN 1-3 YEAR
U.S. GOVERNMENT
INDEX                                                    8.17%                         5.95%                       6.40%
---------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.35%            0.35%

Shareholder services fee                             none             0.25%

Other expenses                                       0.32%            0.32%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   0.67%            0.92%

Less: Fee waiver and/or
expense reimbursement*                               0.12%            0.12%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       0.55%            0.80%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                        $56             $202

INVESTOR SHARES                                    $82             $281

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

MPAM National Intermediate Municipal Bond Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 41 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.
--------------------------------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

11.60   7.53    10.45   -3.81   12.92   4.43    7.28    6.27    -1.48   9.99
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 2.96%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00
                                                         1 Year                       5 Years                    10 Years
--------------------------------------------------------------------------------------------------------------------------------

MPAM NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
MPAM SHARES*                                             9.99%                        5.22%                       6.39%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                               9.07%                        5.39%                       6.76%
--------------------------------------------------------------------------------------------------------------------------------

* REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                              0.35%            0.35%

Shareholder services fee                              none             0.25%

Other expenses                                        0.18%            0.18%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                    0.53%            0.78%

Less: Fee waiver and/or
expense reimbursement*                                0.01%            0.01%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                        0.52%            0.77%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $53             $169

INVESTOR SHARES                                      $79             $248

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years. The fund may invest in individual municipal and taxable bonds of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than other short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

MPAM National Short-Term Municipal Bond Fund

PAST PERFORMANCE

Since MPAM shares had less than one calendar year of performance as of December 31, 2000, annual total return information for that class is not included in this section of the prospectus. As a new class, past performance information is not available for Investor shares as of the date of this prospectus.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.35%            0.35%

Shareholder services fee                              none            0.25%

Other expenses                                       0.22%            0.22%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   0.57%            0.82%

Less: Fee waiver and/or
expense reimbursement*                               0.05%            0.05%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       0.52%            0.77%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $53             $178

INVESTOR SHARES                                      $79             $257

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund

GOAL/APPROACH

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) Pennsylvania's economy and revenues underlying municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced

 (pound) investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although the fund's objective is to generate income exempt from federal and Pennsylvania state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income taxes. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

MPAM Pennsylvania Intermediate Municipal Bond Fund

PAST PERFORMANCE

The fund does not yet have a full calendar year of performance as an investment company registered under the Investment Company Act of 1940 (1940 Act). Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart at right shows you how the performance of the fund's MPAM shares has varied from year to year. The table compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance of the fund's MPAM shares represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the estimated expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 49 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Investor shares as of the date of this prospectus. Performance for each share class will vary due to differences in expenses.

The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. In addition, before June 1, 2000, the CTF had a stated policy that, under normal circumstances, it sought to maintain a minimum of 60% of its assets in issues that are exempt from federal and Pennsylvania personal income taxes. Beginning June 1, 2000, the CTF increased this percentage to 65%. The fund maintains a policy that it normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania personal income taxes.
--------------------------------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES

9.54    7.99    10.22   -3.32   13.10   3.80   7.06     5.69    -1.74   9.24
91      92      93      94      95      96      97      98      99      00



BEST QUARTER:                    Q1 '95                           +5.44%

WORST QUARTER:                   Q1 '94                           -3.38%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 6/30/01 WAS 3.01%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                         1 Year                        5 Years                    10 Years
-------------------------------------------------------------------------------------------------------------------------------

MPAM PENNSYLVANIA
INTERMEDIATE MUNICIPAL
BOND FUND --
MPAM SHARES*                                             9.24%                        4.75%                        6.04%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**                                             9.07%                        5.39%                        6.76%
--------------------------------------------------------------------------------------------------------------------------------

*     REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

**    UNLIKE THE FUND, THIS INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A
SINGLE STATE OR MUNICIPALITIES IN THAT STATE.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.50%            0.50%

Shareholder services fee                             none             0.25%

Other expenses                                       0.18%            0.18%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   0.68%            0.93%

Less: Fee waiver and/or
expense reimbursement*                               0.01%            0.01%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                       0.67%            0.92%


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                         $68             $217

INVESTOR SHARES                                     $94             $295

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand


INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Pennsylvania Intermediate Municipal Bond Fund

MPAM Balanced Fund

GOAL/APPROACH

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed without shareholder approval.

The fund is designed for investors who seek capital appreciation and current income. The fund may invest in both individual securities and other MPAM funds (referred to below as the "underlying funds"). To pursue its goal, the fund currently intends to invest in a combination of equity securities, income-producing bonds, MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund, in turn, may invest in a wide range of securities, including those of foreign issuers. The fund may also invest a portion of its assets in money market instruments.


The fund has established target allocations for its assets of 55% in the aggregate to equity securities (directly and through underlying funds that invest principally in equity securities), and 45% to bonds and money market instruments (directly and, possibly in the future, through underlying funds that invest principally in such securities). The fund may deviate from these target allocations within ranges of 10% above or below the target amount. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund, and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments. Subject to these percentage limitations, the fund's investment adviser allocates the fund's investments (directly and through MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund, or, possibly in the future, through other underlying funds) among equity securities, bonds, and money market instruments using fundamental and quantitative analysis, its outlook for the economy and financial markets, and the relative performance of the underlying funds. The fund's investment adviser normally considers reallocating the fund's investments at least quarterly, but may change allocations more frequently if it believes that market conditions warrant such a change.


The target allocations and the investment percentage ranges for the fund are based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in a type of security or underlying fund or the allocation among the different types of securities or underlying funds to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The underlying funds, the target allocations among security or fund types, and the investment percentage ranges for securities and each underlying fund may be changed by the fund's board at any time.

In selecting equity securities in which the fund invests directly, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound)  GROWTH, in this case the sustainability or growth of earnings

(pound)  FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

Debt securities in which the fund may invest include:

(pound)  U.S. government and agency bonds

(pound)  corporate bonds

(pound) mortgage-related securities, including commercial mortgage-backed securities

(pound)  foreign corporate and government bonds

The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the effective duration of bonds in the fund's portfolio will not exceed eight years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select debt securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

MPAM Balanced Fund

MAIN RISKS

The value of your investment in the fund will go up and down, which means that you could lose money. Your investment in the fund is subject to both the risks of investment in the securities held directly by the fund and the risks of investments in the securities held by the underlying funds. The fund's performance therefore depends not only on the allocation of its assets among securities and the various underlying funds, but also on the performance of the securities themselves and the underlying funds' ability to meet their investment objectives. The investment adviser may not accurately assess the attractiveness or risk potential of particular securities or underlying funds.

In addition, the fund will bear both its own operating expenses and its pro rata share of the operating expenses of the underlying funds in which it invests. One underlying fund may purchase the same securities that another underlying fund sells. By investing in both underlying funds, the fund would indirectly bear a portion of the costs of these trades without accomplishing any investment purpose.

Any taxable gains that the fund distributes to its shareholders will be generated by transactions in its portfolio securities or in shares of the underlying funds and by the underlying funds' own portfolio transactions.

Because the fund invests, directly and through the underlying funds, in both common stocks and bonds, the fund is subject to equity risk, interest rate risk, and credit risk. Investing in the fund includes the principal risks summarized below, although not all of those risks apply to each underlying fund. For more information on the investment objectives of, and the main risks associated with investment in, the underlying funds, please read the underlying funds' descriptions described above in this prospectus.

Equity securities and the underlying funds

While STOCKS have historically been a leading choice of long-term investors, they do fluctuate in price.

By investing, directly and through the underlying funds, in A MIX OF GROWTH AND VALUE COMPANIES, the fund assumes the risks of both types of companies, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

SMALL AND MIDSIZE COMPANIES carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. The prices of securities purchased in initial public offerings or shortly thereafter may be very volatile. Some such securities will rise and fall based on investor perception rather than economics.

Because all of the underlying funds may invest in FOREIGN SECURITIES, and MPAM International Fund and MPAM Emerging Markets Fund normally invest most of their assets in such securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign countries. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are intensified with respect to EMERGING MARKET SECURITIES, and the stock markets of emerging market countries can be extremely volatile.

Bonds

Prices of bonds tend to move inversely with changes in INTEREST RATES. While a rise in rates may allow investing for higher yields, the most immediate effect is usually a drop in bond prices, which could cause the fund's share price to drop as well. To the extent the fund maintains a longer duration than other bond funds, its share price typically will react more strongly to interest rate movements. An investment in bonds could be subject to additional risk factors, including:

 (pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the bond's credit quality, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 (pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

 (pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

 (pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Money market instruments

The fund may invest, and under adverse market conditions MPAM International Fund and MPAM Emerging Markets Fund may also invest, in money market instruments. To the extent the funds are invested in money market instruments, they would be less likely to benefit from any upswing in the market and achieve their investment objectives.

Other potential risks

The fund, at times, may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Certain of the underlying funds may invest in initial public offerings, options, futures and foreign currencies to hedge the fund's portfolio or to increase returns. There is the risk that such practices may reduce returns or increase volatility.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund or MPAM Emerging Markets Fund may engage in active trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance accordingly.

MPAM Balanced Fund

PAST PERFORMANCE

Since MPAM shares had less than one calendar year of performance as of December 31, 2000, annual total return information for that class is not included in this section of the prospectus. As a new class, past performance information is not available for Investor shares as of the date of this prospectus.

EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described below and on page 55. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.


The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.

The fund will also indirectly bear its pro rata share of the expenses of the underlying funds. Each of the underlying funds pays an investment advisory fee to the investment adviser and also pays other operating expenses. An investor in the fund will indirectly pay the investment advisory fees and other expenses of the underlying funds it holds.

The following table shows the estimated total annual expense ratios for each underlying fund's MPAM shares as a percentage of average net assets. Note that the fund's pro rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.
--------------------------------------------------------------------------------

Expense ratio table

                                                        Estimated total
Underlying fund (MPAM shares)                        annual expense ratio
--------------------------------------------------------------------------------

MPAM Mid Cap Stock Fund                                     0.92%

MPAM International Fund                                     1.05%*

MPAM Emerging Markets Fund                                  1.35%*


* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH EACH FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE MPAM CLASS OF EACH OF THESE FUNDS ARE LIMITED TO THE RESPECTIVE ESTIMATED TOTAL ANNUAL EXPENSE RATIO, AS SHOWN ABOVE.


The fund has also agreed to pay an administration fee to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, at the rate of approximately 0.146% (based on the estimated assets of the MPAM funds in the aggregate), applied to that portion of its average daily net assets allocated to direct investments in equity or debt securities. In addition, the fund will pay certain expenses for custody and other items. The following table shows the estimated total annual expenses of each class of the fund, assuming an asset allocation of 65% to direct investment in equity securities and 35% to direct investment in debt securities.


Fee table

                                                     MPAM           Investor
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                             0.56%            0.56%

Shareholder services fee                              none            0.25%

Other expenses                                       0.17%            0.17%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                   0.73%            0.98%

Less: Fee waiver and/or
expense reimbursement**                              0.09%            0.09%
--------------------------------------------------------------------------------

EQUALS: NET OPERATING
EXPENSES                                             0.64%            0.89%

** PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND ARE LIMITED TO THE NET EXPENSES OF EACH CLASS, AS SHOWN ABOVE.
--------------------------------------------------------------------------------

Expense example

                                                    1 Year          3 Years
--------------------------------------------------------------------------------

MPAM SHARES                                          $65             $224

INVESTOR SHARES                                      $91             $303

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The three-year numbers are based on net operating expenses for year one and on total annual fund operating expenses for years two and three.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.


SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.


OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.146% (based on the estimated assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Balanced Fund

MANAGEMENT


The investment adviser for the funds is MPAM Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $165 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


Portfolio managers
NAME OF FUND                                                             PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                                MPAM's Equity Management Team

MPAM Income Stock Fund                                                   Bert Mullins

MPAM Mid Cap Stock Fund                                                  Anthony J. Galise

MPAM Small Cap Stock Fund                                                Gene F. Cervi

MPAM International Fund                                                  Sandor Cseh

MPAM Emerging Markets Fund                                               D. Kirk Henry

MPAM Bond Fund                                                           Daniel J. Fasciano and Stephen P. Fiorella

MPAM Intermediate Bond Fund                                              Stephen P. Fiorella and Lawrence R. Dunn

MPAM Short-Term U.S.Government Securities Fund                           Lawrence R. Dunn

MPAM National Intermediate Municipal Bond Fund                           John F. Flahive and Kristin D. Lindquist

MPAM National Short-Term Municipal Bond Fund                             Mary Collette O'Brien and Timothy J. Sanville

MPAM Pennsylvania Intermediate Municipal Bond Fund                       John F. Flahive and Mary Collette O'Brien

MPAM Balanced Fund                                                       Bert Mullins and Lawrence R. Dunn
--------------------------------------------------------------------------------------------------------------------------


Biographical information


GENE F. CERVI, CFA, has been a portfolio manager at Dreyfus since September 1998. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a first vice president of Mellon Bank, N.A., which he joined in 1982.


SANDOR CSEH, CFA, has been a portfolio manager for The Boston Company Asset Management, an affiliate of Dreyfus, since 1994. In May 1996, he became a dual employee of Dreyfus and The Boston Company.

LAWRENCE R. DUNN, CFA, has been a portfolio manager at Dreyfus since November 1995. He started with Mellon Bank, N.A. in April 1990. He is also an assistant vice president of Mellon Bank, N.A.

DANIEL J. FASCIANO, CFA, senior portfolio manager of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, has been a portfolio manager at Dreyfus since October 1995. Mr. Fasciano joined Boston Safe Deposit and Trust Company in 1990. He is also a vice president of Mellon Bank, N.A.

STEPHEN P. FIORELLA has been a portfolio manager at Dreyfus since July 1998. He joined The Boston Company and Boston Safe Deposit and Trust Company in July 1989. He is also an assistant vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A.

JOHN FLAHIVE, CFA, has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.

ANTHONY J. GALISE, CFA, has been a portfolio manager at Dreyfus since April 1996. He is also a portfolio manager at Laurel Capital Advisors, an affiliate of Dreyfus, and a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience.

D. KIRK HENRY, CFA, has been a portfolio manager at Dreyfus since May 1996. He is also senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus. He has held that position since May 1994.

KRISTIN D. LINDQUIST has been a portfolio manager at Dreyfus since October 1994. She is also a vice president of Mellon Bank, N.A. and Boston Safe Deposit and Trust Company, which she joined in May 1991.


BERT MULLINS has been a portfolio manager at Dreyfus since October 1994, and has been employed as a portfolio manager by Laurel Capital Advisors, an affiliate of Dreyfus, since October 1990. He is also a first vice president, portfolio manager and senior securities analyst for Mellon Bank, N.A.

MARY COLLETTE O'BRIEN, CFA, has been a portfolio manager at Dreyfus since July 1996. She is a vice president of Mellon Bank, N.A. and Boston Safe Deposit and Trust Company, which she joined in April 1995.

TIMOTHY J. SANVILLE, CFA, has been a portfolio manager at Dreyfus since July 2000. He is also an assistant vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A. He has been with Boston Safe Deposit and Trust Company since 1992.

The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.

Management

Investment advisory fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below:

Investment advisory fees

                                                     INVESTMENT ADVISORY FEE
                                                       (AS A PERCENTAGE OF
NAME OF FUND                                        AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                    0.65%

MPAM Income Stock Fund                                       0.65%

MPAM Mid Cap Stock Fund                                      0.75%

MPAM Small Cap Stock Fund                                    0.85%

MPAM International Fund                                      0.85%

MPAM Emerging Markets Fund                                   1.15%

MPAM Bond Fund                                               0.40%

MPAM Intermediate Bond Fund                                  0.40%

MPAM Short-Term U.S. Government Securities Fund              0.35%

MPAM National Intermediate Municipal Bond Fund               0.35%

MPAM National Short-Term Municipal Bond Fund                 0.35%

MPAM Pennsylvania Intermediate Municipal Bond Fund           0.50%

MPAM Balanced Fund                                           0.56%*

* THE INVESTMENT ADVISORY FEE OF THE MPAM BALANCED FUND IS ESTIMATED, ASSUMING AN ASSET ALLOCATION OF 65% TO DIRECT INVESTMENT IN EQUITY SECURITIES AND 35% TO DIRECT INVESTMENT IN DEBT SECURITIES.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each fund's MPAM shares for the fiscal period from October 2, 2000 (commencement of operations) to February 28, 2001. "Total return" shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures, which have been derived from each fund's financial statements, have not been audited. Since Investor shares are new, financial highlights information is not available for that class as of the date of this prospectus.



                                                                   MPAM         MPAM          MPAM          MPAM         MPAM
                                                                 Large Cap     Income        Mid Cap      Small Cap  International
                                                                Stock Fund   Stock Fund    Stock Fund    Stock Fund      Fund
                                                                   (MPAM        (MPAM         (MPAM         (MPAM       (MPAM
                                                                  shares)      shares)       shares)       shares)      shares)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                              12.50        12.50         12.50        12.50        12.50

Investment operations:

    Investment income -- net (1)                                     .01          .04           .00(2)       .00(2)       .01

    Net realized and unrealized gain (loss) on investments         (2.02)       (1.30)        (1.31)        (.81)         .16

 Total from investment operations                                  (2.01)       (1.26)        (1.31)        (.81)         .17

Distributions:

    Dividends from investment income -- net                         (.01)        (.04)         (.00)(2)        --        (.00)(2)

    Dividends from net realized gain on investments                 (.01)        (.15)           --            --          --

 Total distributions                                                (.02)        (.19)           --            --        (.00)(2)

 Net asset value, end of period                                    10.47        11.05         11.19         11.69       12.67

 Total return (%)(3)                                              (16.06)      (10.18)       (10.47)        (6.48)       1.39
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(3)                      .34          .35           .38           .43         .43

 Ratio of net investment income (loss) to average net assets (%)(3)  .10          .32           .03          (.04)        .08

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(3)                                     --           --            --           .02         .04

 Portfolio turnover rate (%)(3)                                    20.91        12.95         34.31         66.62       17.57
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                         2,180,264      755,742       807,160       130,151     358,788

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(3)  NOT ANNUALIZED.

Financial Highlights




FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                          MPAM            MPAM            MPAM            MPAM
                                                                        Emerging        Balanced          Bond       Intermediate
                                                                      Markets Fund        Fund            Fund          Bond Fund
                                                                          (MPAM           (MPAM           (MPAM          (MPAM
                                                                         shares)         shares)         shares)         shares)
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                    12.50           12.50           12.50           12.50

Investment operations:

    Investment income -- net                                               .07(1)          .15(1)          .32             .31

    Net realized and unrealized gain (loss) on investments                 .05            (.70)            .47             .41

 Total from investment operations                                          .12            (.55)            .79             .72

Distributions:

    Dividends from investment income -- net                               (.05)           (.15)           (.32)           (.31)

    Dividends from net realized gain on investments                       (.00)(2)          --              --              --

 Total distributions                                                      (.05)           (.15)           (.32)           (.31)

 Net asset value, end of period                                          12.57           11.80           12.97           12.91

 Total return (%)                                                         1.03(3)        (4.39)(3)       15.47(4)        14.09(4)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                               .56(3)          .26(3)          .56(4)          .56(4)

 Ratio of net investment income to average net assets (%)                  .58(3)         1.26(3)         6.16            5.96(4)

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)                                             .31(3)          .00(2,3)        .03(4)          .04(4)

 Portfolio turnover rate (%)                                             20.42(3)        32.59(3)        63.00(3)        49.58(3)
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                  35,980         447,223         647,250         391,253

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.





                                                                          MPAM            MPAM            MPAM            MPAM
                                                                      Short-Term       National        National      Pennsylvania
                                                                         U.S.        Intermediate     Short-Term     Intermediate
                                                                      Government       Municipal       Municipal       Municipal
                                                                     Securities Fund    Bond Fund       Bond Fund      Bond Fund
                                                                          (MPAM           (MPAM           (MPAM           (MPAM
                                                                         shares)         shares)         shares)         shares)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                    12.50           12.50           12.50           12.50

Investment operations:

    Investment income -- net                                               .29             .28             .22             .23

    Net realized and unrealized gain (loss) on investments                 .27             .41             .24             .41

 Total from investment operations                                          .56             .69             .46             .64

Distributions:

    Dividends from investment income -- net                               (.29)           (.28)           (.22)           (.23)

    Dividends from net realized gain on investments                       (.00)(1)        (.00)(1)          --            (.01)

 Total distributions                                                      (.29)           (.28)           (.22)           (.24)

 Net asset value, end of period                                          12.77           12.91           12.74           12.90

 Total return (%)(2)                                                     11.00           13.49            8.92           12.30
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(2)                            .55             .52             .52             .67

 Ratio of net investment income to average net assets (%)(2)              5.59            4.40            4.17            4.31

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(2)                                          .12             .01             .05             .01

 Portfolio turnover rate (%)(3)                                          32.37           30.87           32.93           20.44
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                  95,337         435,269         128,122         889,323

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(2)  ANNUALIZED.

(3)  NOT ANNUALIZED.

Financial Highlights

Your Investment

ACCOUNT POLICIES AND SERVICES

Buying shares


The funds offer two classes of shares -- MPAM shares and Investor shares. MPAM shares are generally offered only to MPAM Clients. MPAM shares owned by MPAM Clients will be held in omnibus accounts, or individual institutional accounts, with the funds' transfer agent (MPAM Accounts). Investor shares are generally offered only to Individual Clients, except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase MPAM shares of that fund for their then-existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts).

MPAM Clients may transfer MPAM shares from an MPAM Account to other existing MPAM Clients for their MPAM Accounts. MPAM Clients also may transfer shares from an MPAM Account to Individual Clients to be held in Individual Accounts. Before any such transfer to an Individual Client (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the MPAM Client's MPAM shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client will receive Investor shares. MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts, and their MPAM shares generally will be converted into Investor shares. The conversion of such shareholder's MPAM shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. See the Statement of Additional Information for more information.


You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Investments in equity securities are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Investments in debt securities are generally valued by one or more independent pricing services approved by the fund's board.

Because MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

 (pound) if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

 (pound) the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through MPAM Accounts

MPAM Clients should contact their account officer for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to MPAM Clients under their agreements with Mellon Bank, N.A., Boston Safe Deposit and Trust Company, or their bank affiliates, may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

PURCHASING SHARES

Individual Accounts generally may be opened only by the transfer of fund shares from an MPAM Account, by MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other MPAM funds as described below under "Individual Account services and policies - Exchange privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

MAIL. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

   Name of Fund

   MPAM Family of Funds

   P.O. Box 105, Newark, NJ 07101-0105

Make checks payable to: MPAM Family of Funds.

WIRE. To purchase additional shares by wire, have your bank send your investment to Boston Safe Deposit and Trust Company, with these instructions:

* ABA# 011001234

* DDA# 00-0388

* the fund name

* the share class

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but before your account number insert "5680." Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TELETRANSFER. To purchase additional shares through TeleTransfer call 1-800-896-8167 (outside the U.S. 516-794-5452) to request your transaction.


AUTOMATICALLY. Call us at 1-800-896-8167 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account services and policies."


Your Investment

SELLING (REDEEMING) SHARES

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

WRITTEN SELL ORDERS. Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound)  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


IN WRITING OR BY CHECK. You may sell (redeem) shares in writing by writing a letter of instruction and, for the funds specified below under "Individual Account services and policies -- Checkwriting Privilege" only, by check by writing a redemption check. The letter of instruction and redemption check should include the following information:


* your name(s) and signatures(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

   MPAM Family of Funds


   P.O. Box 9268, Boston, MA, 02205-8502


TELEPHONE. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-896-8167 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

WIRE OR TELETRANSFER. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-896-8167 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.


AUTOMATIC SERVICES. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-896-8167.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments
ASSET BUILDER                   from a designated bank account.

PAYROLL                         For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

GOVERNMENT                      For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DIVIDEND                        For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one MPAM fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges
PRIVILEGE                       from one MPAM fund into
                                another.
--------------------------------------------------------------------------------

For selling shares

AUTOMATIC                       For making regular withdrawals
WITHDRAWAL PLAN                 from most MPAM funds.


CHECKWRITING PRIVILEGE. (Fixed-Income Funds only). Holders of Individual Accounts in MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund may sell (redeem) shares by check. You may write redemption checks against your MPAM fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.


EXCHANGE PRIVILEGE. You can exchange shares of a class of an MPAM fund worth $500 or more into shares of the same class of any other MPAM fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

TELETRANSFER PRIVILEGE. To move money between your bank account and your MPAM fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

USE OF TELEPHONE PRIVILEGES. Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund's distributor takes reasonable measures to verify the order.

Your Investment

ACCOUNT BALANCE REQUIREMENT. If your account falls below $10,000, a fund may ask you to increase your balance. If it is still below $10,000 after 30 days, a fund may close your account and send you the proceeds.

General policies for MPAM Accounts and Individual Accounts

Each fund reserves the right to:

 (pound) refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a fund within a calendar year)

 (pound) refuse any purchase or exchange request in excess of 1% of any fund's total assets

 (pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound)  change its minimum investment amounts

 (pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)


Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).

DISTRIBUTIONS AND TAXES

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:


FUND                                               DIVIDEND PAYMENT FREQUENCY
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                    Monthly

MPAM Income Stock Fund                                       Monthly

MPAM Mid Cap Stock Fund                                     Annually

MPAM Small Cap Stock Fund                                   Annually

MPAM International Fund                                     Annually

MPAM Emerging Markets Fund                                  Annually

MPAM Bond Fund                                               Monthly

MPAM Intermediate Bond Fund                                  Monthly

MPAM Short-Term U.S. Government Securities Fund              Monthly

MPAM National Intermediate Municipal Bond Fund               Monthly

MPAM National Short-Term Municipal Bond Fund                 Monthly

MPAM Pennsylvania Intermediate Municipal Bond Fund           Monthly

MPAM Balanced Fund                                           Monthly


Each fund generally distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on MPAM Accounts, contact your account officer. There are no fees or sales charges on reinvestments.

Your Investment

Fund dividends (except to the extent attributable to tax-exempt income) and distributions are taxable to most investors (unless your investment is in a tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                10%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement, which may be issued by a fund.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, and MPAM Pennsylvania Intermediate Municipal Bond Fund anticipate that a substantial portion of income dividends will be exempt from federal income tax (and, in the case of MPAM Pennsylvania Intermediate Municipal Bond Fund, a substantial portion of those dividends will normally be exempt from Pennsylvania state personal income tax). However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income, and any distributions of long-term capital gains will be taxable as such.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.

NOTES

For More Information

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund

MPAM Balanced Fund

Series of MPAM Funds Trust
-------------------------------------

SEC file number:  811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL MPAM Clients, write to your MPAM Account Officer c/o Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

Individual Account holders, write to: MPAM Family of Funds P.O. Box 105 Newark, N.J. 07101-0105

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
MPAM-P0701

                                MPAM FUNDS TRUST
                         MPAM SHARES AND INVESTOR SHARES

                            MPAM LARGE CAP STOCK FUND
                             MPAM INCOME STOCK FUND
                             MPAM MID CAP STOCK FUND
                            MPAM SMALL CAP STOCK FUND
                             MPAM INTERNATIONAL FUND
                           MPAM EMERGING MARKETS FUND
                                 MPAM BOND FUND
                           MPAM INTERMEDIATE BOND FUND
                 MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
                 MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
                  MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND
               MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
                               MPAM BALANCED FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 11, 2001

  This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and collectively, the "Funds") dated July 11, 2001, as it may be revised from time to time. The Funds are separate portfolios of MPAM Funds Trust, an open-end management investment company (the "Trust") that is registered with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                  MPAM Clients
                  ------------

                  Call Toll Free --1-888-281-7350
                  Outside the U.S. Call Collect - 1-617-248-3014

                  Individual Account Holders
                  --------------------------

                  Call Toll Free -- 1-800-896-8167
                  Outside the U.S. Call Collect - 1-516-794-5452

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----



DESCRIPTION OF THE TRUST AND FUNDS............................................3
THE FUNDS AND THEIR INVESTMENTS...............................................3
THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS.........................8
MANAGEMENT OF THE FUNDS......................................................46
MANAGEMENT ARRANGEMENTS......................................................50
HOW TO BUY SHARES............................................................53
SHAREHOLDER SERVICES PLAN....................................................56
HOW TO REDEEM SHARES.........................................................56
SHAREHOLDER SERVICES.........................................................60
ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS............63
DETERMINATION OF NET ASSET VALUE.............................................64
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.....................................65
PORTFOLIO TRANSACTIONS.......................................................72
PERFORMANCE INFORMATION......................................................76
INFORMATION ABOUT THE TRUST AND FUNDS........................................78
FINANCIAL STATEMENTS.........................................................80
COUNSEL AND INDEPENDENT AUDITORS.............................................80
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-1
APPENDIX C..................................................................C-1

                       DESCRIPTION OF THE TRUST AND FUNDS

         The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.

         The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

         MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each Fund's investment manager (the "Investment Adviser").

         Dreyfus Service Corporation (the "Distributor"), a subsidiary of Dreyfus, is the distributor of each Fund's shares.

                         THE FUNDS AND THEIR INVESTMENTS

         The following information supplements and should be read in conjunction with the Funds' Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under "The Funds' Investments, Related Risks and Limitations."

                              DOMESTIC EQUITY FUNDS
                              ---------------------

         MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, and MPAM Small Cap Stock Fund are sometimes referred to herein as the "Domestic Equity Funds."

         MPAM LARGE CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500").

         The Fund may invest in the following portfolio securities: common stock, foreign securities including American Depositary Receipts ("ADRs") and New York Shares, government obligations, illiquid securities, other investment companies, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

         MPAM INCOME STOCK FUND seeks to exceed the total return performance of the Russell 1000(TM) Value Index over time.

         The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate obligations, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, other investment companies, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

         MPAM MID CAP STOCK FUND seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400").

         The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, initial public offerings, other investment companies, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

         MPAM SMALL CAP STOCK FUND seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600").

         The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, initial public offerings, other investment companies, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

                           INTERNATIONAL EQUITY FUNDS
                           --------------------------

         MPAM International Fund and MPAM Emerging Markets Fund are sometimes referred to herein as the "International Equity Funds."

         MPAM INTERNATIONAL FUND seeks long-term capital growth.

         The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, Global Depositary Receipts ("GDRs"), and New York Shares, illiquid securities, other investment companies, warrants, foreign bank deposit obligations, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

         MPAM EMERGING MARKETS FUND seeks long-term capital growth.

         The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, GDRs, and New York Shares, foreign government obligations, securities of supranational entities, illiquid securities, other investment companies, foreign bank deposit obligations, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

                               TAXABLE BOND FUNDS
                               ------------------

         MPAM Bond Fund, MPAM Intermediate Bond Fund, and MPAM Short-Term U.S. Government Securities Fund are sometimes referred to herein as the "Taxable Bond Funds."

         MPAM BOND FUND seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. MPAM INTERMEDIATE BOND FUND seeks to outperform the Lehman Brothers Intermediate Government/Corporate Bond Index while maintaining a similar risk level.

         Each Fund may invest in the following portfolio securities: corporate obligations, government obligations, variable and floating rate securities, mortgage-related securities (including commercial mortgage backed securities), asset-backed securities, convertible securities, zero coupon securities, preferred stock, illiquid securities, foreign securities, other investment companies, and money market instruments. MPAM Intermediate Bond Fund may also invest in municipal bonds, municipal notes, and municipal commercial paper.

         Each Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

         MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital.

         The Fund may invest up to 35% of its net assets in mortgage-related securities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to a change in interest rates, as well as stripped mortgage-backed securities which do not bear interest.

         The Fund may invest in the following portfolio securities: government obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), illiquid securities, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, and mortgage dollar rolls.

                              MUNICIPAL BOND FUNDS
                              --------------------

         MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund are sometimes referred to herein as the "Municipal Bond Funds."

         MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND and MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND each seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. Each Fund seeks to achieve its objective by investing primarily in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts that are of "investment grade" quality at the time of purchase, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax ("Municipal Obligations").

         Under normal market conditions, each Fund will invest a minimum of 80% of its net assets in Municipal Obligations. However, each Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a "Tax Preference Item"), and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, each Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

         Each Fund may invest in the following portfolio securities: Municipal Obligations including municipal bonds, municipal notes, municipal commercial paper, municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon securities, taxable investments, other investment companies, and money market instruments.

         Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.

         MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

         Under normal market conditions, the Fund invests 65% of its net assets in debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Pennsylvania personal income taxes (collectively, "Pennsylvania Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 35% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Pennsylvania, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 35% of its net assets in securities the interest from which is subject to Federal or Pennsylvania personal income taxes or both. In managing the Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

         The Fund may invest in the following portfolio securities: municipal obligations including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon securities, taxable investments, other investment companies, and money market instruments.

         The Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. The Fund's use of certain of these investment techniques may give rise to taxable income.

                                  BALANCED FUND
                                  -------------

         MPAM BALANCED FUND seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which MPAM Large Cap Stock Fund and MPAM Bond Fund may invest, and in shares of MPAM Mid Cap Stock Fund, MPAM International Fund, and MPAM Emerging Markets Fund, as well as in money market instruments.

         The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.



                           CLASSIFICATION OF THE FUNDS
                           ---------------------------

         The MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S.

Government Securities Fund, and MPAM Balanced Fund are "diversified," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         The Municipal Bond Funds are classified as "non-diversified," as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Due to these Funds' non-diversified status, changes in the financial condition or in the market's assessment of an individual issuer in which the Funds invest may cause a Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To qualify, among other requirements, a Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of its taxable year.


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following information supplements and should be read in conjunction with the Funds' Prospectus and the section entitled "The Funds and Their Investments" above, concerning the Funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this Statement of Additional Information, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

CERTAIN PORTFOLIO SECURITIES

         ADRS, NEW YORK SHARES AND GDRS. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. GDRs are negotiable certificates evidencing ownership of a company's shares and are available for purchase in markets other than the market in which the shares themselves are traded. GDRs allow purchasers to gain exposure to companies that are traded on foreign markets without having to purchase the shares directly in the market in which they are traded.

         ADRs, New York Shares and GDRs are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Bank Deposits and Foreign Securities."

         ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under "Mortgage-Related Securities," asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

         COMMON STOCK. Common stock represents an equity or ownership interest in the issuer of the stock. If the issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of holders of common stock against assets of the issuer.

         CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

         Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         CORPORATE OBLIGATIONS. The relevant Funds may purchase corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by the Investment Adviser. Securities rated Baa by Moody's or BBB by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

         FOREIGN BANK DEPOSIT OBLIGATIONS AND FOREIGN SECURITIES. The relevant Funds may purchase securities of foreign issuers and may invest in foreign currencies and deposit obligations of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities. Evidence of ownership of portfolio securities may be held outside of the United States, and a Fund may be subject to the risks associated with holding such property overseas.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The relevant Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Funds may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         GOVERNMENT OBLIGATIONS. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

         Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

         ILLIQUID SECURITIES. None of the relevant Funds will knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board of Trustees ("Board"). The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder.

         INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO is a corporation's first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk.

         MONEY MARKET INSTRUMENTS. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in the Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.

         BANK OBLIGATIONS. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

         Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

         COMMERCIAL PAPER. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund will consist only of obligations which, at the time of their purchase, are
(a) rated at least Prime-1 by Moody's, A-1 by S&P, F1 by Fitch IBCA, Duff & Phelps ("Fitch"); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

         REPURCHASE AGREEMENTS. The relevant Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

         Mortgage-Related Securities.
         ---------------------------

         ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

         COLLATERALIZED MORTGAGE POOLS. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits ("REMICs"), and ARMs.

         RESIDENTIAL MORTGAGE-RELATED SECURITIES. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

         MORTGAGE PASS-THROUGH CERTIFICATES. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

         (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

         (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

         (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

         (4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

         The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs or (c) any combination thereof.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

         As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class
(TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

         COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

         Municipal Obligations.
         ---------------------

         GENERAL. Unless otherwise specified, "Municipal Obligations," when referred to below, include Pennsylvania Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

         The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

         Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The latter is likely to be the case with respect to investments of MPAM Pennsylvania Intermediate Municipal Bond Fund. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.

         Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

         Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund's quality standards.

         MUNICIPAL BONDS. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

         1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest.

         2. Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations.

Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be a Tax Preference Item.

         MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

         1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

         3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

         MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

         In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Investment Adviser to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

         TAX-EXEMPT PARTICIPATION INTERESTS. The relevant Funds may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

         TENDER OPTION BONDS. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

         A Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

         VARIABLE AND FLOATING RATE DEMAND NOTES. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.

         CUSTODIAL RECEIPTS. MPAM Pennsylvania Intermediate Municipal Bond Fund may purchase securities, frequently referred to as "custodial receipts," representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

         OTHER INVESTMENT COMPANIES. A Fund (other than MPAM Short-Term U.S. Government Securities Fund) may invest in securities issued by other investment companies to the extent such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Under the 1940 Act, a Fund's investment in securities of another investment company, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

         PREFERRED STOCK. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

         STAND-BY COMMITMENTS. Each Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

         TAXABLE INVESTMENTS. (MPAM Intermediate Municipal Bond Fund and MPAM National Short-Term Municipal Bond Fund Only) Because each Fund's goal is to provide income exempt from Federal income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of its shareholders to do so.

          (MPAM Pennsylvania Intermediate Municipal Bond Fund Only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Pennsylvania personal income taxes, it is anticipated that the Fund may invest up to 35% of its total assets in obligations on which the interest is subject to Federal and Pennsylvania personal income taxes.

         Situations in which a Fund may invest in taxable securities include:
(a) pending investment of proceeds of sales of shares of the Funds or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its total assets (35% for MPAM Pennsylvania Intermediate Municipal Bond Fund) in Federally taxable securities to maintain a "defensive" posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the kinds of taxable securities described above under "Money Market Instruments."

         Dividends paid by a Fund that are attributable to income earned by the Fund from taxable investments will be taxable to investors. See "Dividends, Other Distributions and Taxes."

         VARIABLE AND FLOATING RATE SECURITIES. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund and affect its share price.

         WARRANTS. A warrant gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

         ZERO COUPON SECURITIES. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Code requires the holder of a zero coupon security to accrue income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.


INVESTMENT TECHNIQUES

         In addition to the principal investment strategies discussed in the Prospectus, to the extent indicated above under "The Funds and Their Investments," a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund's use of certain of these investment techniques may give rise to taxable income.

         BORROWING MONEY. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

         FOREIGN CURRENCY TRANSACTIONS. The relevant Funds may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

         A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.

         Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

         FOREIGN CURRENCY STRATEGIES - SPECIAL CONSIDERATIONS. The relevant Funds may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CONTRACTS. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

         Forward contracts may serve as long hedges - for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges - for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         FORWARD ROLL TRANSACTIONS. To enhance current income, the Taxable Bond Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transactions, a Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.

Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for a Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the purchase price of those securities. A Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

         The Taxable Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a Fund's borrowings and other senior securities.

         Futures, Options and Other Derivative Instruments.
         -------------------------------------------------

         GENERAL. The relevant Funds may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, collars and floors. The index Derivative Instruments which a Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of a Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security, or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.

Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

         In addition to the instruments, strategies and risks described below and in the Fund's Prospectus, the Investment Adviser expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as the Investment Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

         SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

         (1) Successful use of most Derivative Instruments depends upon the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

         (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

         COVER FOR DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

         When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

         Futures strategies also can be used to manage the average duration of a Fund's fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund's fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund's fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         To the extent that a Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts for hedging purposes.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

         Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

         Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

         A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund's net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

         Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price.

         The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

         MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The relevant Funds may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

         An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

         The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

         Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

         There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

         If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The ability of a Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See "Dividends, Other Distributions and Taxes" below.

         The relevant Funds may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

         A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

         A Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund's portfolio securities will decrease. A Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

         Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

         There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser's expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

         The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

         Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by the Municipal Bond Funds only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

         FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

         REVERSE REPURCHASE AGREEMENTS. The relevant Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of a Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

         SECURITIES LENDING. The relevant Funds may lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33-1/3% of the Fund's total assets, taken at value. The Fund may not lend portfolio securities to its affiliates without specific authorization from the SEC. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund and which is acting as a "finder."

         By lending portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Investment Adviser to be of good standing and will not be made unless, in the judgment of the Investment Adviser, the consideration to be earned from such loans would justify the risk.

         SHORT-SELLING. In these transactions, the International Equity Funds and MPAM Short-Term Government Securities Fund may sell securities they do not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

         Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.

         Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

         SWAPS, INTEREST RATE LOCKS, CAPS, COLLARS AND FLOORS. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         The Municipal Bond Funds also may enter into interest rate lock transactions. In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

         A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

         A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

         The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

         WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a "when-issued" basis. This means that delivery and payment for the securities normally will take place approximately 3 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a "when-issued" basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

         Securities purchased on a "when-issued" basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, I.E., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

         When payment for "when-issued" securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

         To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. A Fund will establish a segregated account consisting of permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

SPECIAL FACTORS AFFECTING THE FUNDS

         CERTAIN INVESTMENTS. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), the parent company of Dreyfus, has a lending relationship.

         EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

         The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

         FIXED-INCOME SECURITIES. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody's and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix B," for a summary of bond ratings.

         FOREIGN SECURITIES. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of foreign securities usually are held outside the United States, a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

         The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and
(iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

         Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         LOWER-RATED BONDS. See "Appendix B" for a general description of Moody's, S&P, Duff & Phelps and Fitch ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

         After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by S&P, Moody's and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

         Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

         Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercials mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

         In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

         MUNICIPAL OBLIGATIONS. The relevant Funds may invest more than 25% of the value of their total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, a Fund may be subject to greater risk as compared to a fund that does not follow this practice.

         Certain municipal lease/purchase obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

         Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, a Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.

         PENNSYLVANIA MUNICIPAL OBLIGATIONS. An investor in MPAM Pennsylvania Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Pennsylvania Municipal Obligations. These risks result from the financial condition of the Commonwealth of Pennsylvania (the "Commonwealth"). If there should be a default or other financial crisis relating to the Commonwealth or an agency or municipality thereof, the market value and marketability of Pennsylvania Municipal Obligations held by the Fund and the interest income to the Fund could be adversely affected. The Commonwealth has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in the Commonwealth historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major new sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. The Commonwealth is highly urbanized, with almost 44% of its total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1998-99 General Fund Budget provided for a decrease in taxes of over $240 million. You should review "Appendix A" which sets forth additional information relating to investing in Pennsylvania Municipal Obligations.

         RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P, Moody's and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in Appendix B to this SAI.

         After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks are associated with bonds not rated investment grade, see "Lower Rated Bonds."

         SIMULTANEOUS INVESTMENTS. Investment decisions for the Funds are made independently from those of other investment companies advised by the Investment Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

MASTER/FEEDER OPTION

         The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

INVESTMENT RESTRICTIONS

         FUNDAMENTAL. The following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

         1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

         2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

         3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

         4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

         5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

         6. Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

         The following fundamental limitation does not apply to MPAM Pennsylvania Intermediate Municipal Bond Fund, MPAM Intermediate Municipal Bond Fund, and MPAM National Short-Term Municipal Bond Fund.

         7. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

         NON-FUNDAMENTAL. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

         1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities which may be resold under Rule 144A under the Act, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

         2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

         3. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. This Investment Restriction has not been adopted with respect to MPAM International Fund, MPAM Emerging Markets Fund, and MPAM Short-Term U.S. Government Securities Fund.

         4. The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

         5. The Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.

         If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.



                             MANAGEMENT OF THE FUNDS

Trustees and Officers of the Trust

         The Trust's Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

         MPAM Advisers, a division of
         The Dreyfus Corporation......................        Investment Adviser

         Dreyfus Service Corporation..................               Distributor

         Dreyfus Transfer, Inc........................            Transfer Agent

         Mellon Bank..................................   Custodian for the Funds
                                                       except MPAM International
                                                          Fund and MPAM Emerging
                                                                    Markets Fund

         Boston Safe Deposit and Trust Company........        Custodian for MPAM
                                                          International Fund and
                                                      MPAM Emerging Markets Fund


         The Trust has a Board composed of seven Trustees. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).

Trustees of the Trust
---------------------

         *RONALD R. DAVENPORT, TRUSTEE. Since 1972, Mr. Davenport has been the Chairman of Sheridan Broadcasting Corporation. He is the Co-Chairman of American Urban Radio Networks and also serves on the Board of Aramark Corporation. From 1982 to 1984, he was a Partner at Buchanan Ingersoll Professional Corporation. From 1970 to 1982, he served as Dean of the Duquesne University School of Law. He has served on the Boards of several state, federal, and non-profit organizations. He is 65 years old and his address is c/o Sheridan Broadcasting Corporation, 960 Penn Avenue - Suite 200, Pittsburgh, Pennsylvania 15222.

         JOHN L. DIEDERICH, TRUSTEE. Since 1998, Mr. Diederich has been the Chairman of Digital Site Systems, Inc., a privately held software company providing Internet service to the construction materials industry. From 1960 to 1997, he served in various capacities at the Aluminum Company of America (ALCOA), including Executive Vice President and Chairman's Council (1991-1997). He has also served on the Board of Continental Mills, United States Filter Corporation, Copperweld Steel Corporation and various non-profit organizations in Pittsburgh. He is 64 years old and his address is 1120 South Negley Avenue, Pittsburgh, Pennsylvania 15217.

         MAUREEN D. MCFALLS, TRUSTEE. Since January 2000, Ms. McFalls has been the Director of the Office of Government Relations at Carnegie Mellon University. From 1994 to 1999, she served as the Manager of Government Communications at the Software Engineering Institute (SEI) at Carnegie Mellon University. From 1990 to 1993, she managed the state and local government programs regarding hazardous materials information for small business, industry and government in Pennsylvania at the Center for Hazardous Materials Research, University of Pittsburgh. Prior to that, she served as President of Environmental Compliance, Inc. She is 56 years old and her address is 7521 Graymore Road, Pittsburgh, Pennsylvania 15221.

         *PATRICK J. O'CONNOR, CHAIRMAN OF THE BOARD AND TRUSTEE. Since 1973, Mr. O'Connor has been an attorney with Cozen and O'Connor, P.C. He currently serves as Vice Chairman of Cozen and O'Connor, P.C. He serves on the Board of Consultors for Villanova University School of Law. Mr. O'Connor has served on the Board of Villanova University School of Law, Founders Bank, College Misericordia, Temple University, and Kings College. He is 58 years old and his address is c/o Cozen and O'Connor, P.C., 1900 Market Street, Philadelphia, Pennsylvania 19103.

         KEVIN C. PHELAN, TRUSTEE. Since 1978, Mr. Phelan has been a mortgage banker with Meredith & Grew, Inc. He serves as the Executive Vice President and Director of Meredith & Grew, Inc. Prior to 1978, he worked in various capacities for State Street Bank & Trust Co. Mr. Phelan is currently a Trustee/Director of Greater Boston Chamber of Commerce, Fiduciary Trust Bank, St. Elizabeth's Medical Center, Providence College, Boston Municipal Research Bureau, and the Boys & Girls Clubs of Boston. He is 56 years old and his address is c/o Meredith & Grew, Inc., 160 Federal Street, Boston, Massachusetts 02110.

         PATRICK J. PURCELL, TRUSTEE. Since February 1994, Mr. Purcell has been the President and Publisher of the Boston Herald. In July 1996, he founded jobfind.com., an employment search site on the World Wide Web, and now serves as its President. Prior to 1994, Mr. Purcell served as President and Chief Executive Officer of News America Publishing, Inc. and as publisher of the New York Post. Mr. Purcell is the Vice Chairman of the American Ireland Fund, a Board Member of The Genesis Fund, United Way of Massachusetts Bay, John F. Kennedy Library Foundation, and Greater Boston Chamber of Commerce. He is 53 years old and his address is 339 Wellesley St., Weston, Massachusetts 02493.

         THOMAS F. RYAN, JR, TRUSTEE. Prior to retiring in April 1999, from October 1995 to April 1999, Mr. Ryan served as President and Chief Operating Officer of the American Stock Exchange. Until April 1999, Mr. Ryan served as a Director of Securities Industry Automation Corporation, National Securities Clearing Corporation, and the American Stock Exchange. From August 1968 to September 1995, Mr. Ryan served in various capacities at Kidder, Peabody & Company, Inc., including Chairman. He is presently a Trustee/Director of Boston College, Brigham & Women's Hospital, New York State Independent System Operator, and Paragon Trade Brands, Inc. He is 59 years old and his address is 220 Boylston Street, Apartment #9017, Boston, Massachusetts 02116.

         The Trust pays its Board members an annual retainer of $ 35,000 and a per meeting fee of $ 3,000 ($500 per telephone meeting) and reimburses them for their expenses incurred when attending Board meetings. The aggregate amount of compensation paid to each Board member by the Trust and by all Funds in the fund complex for which such person is a Board member (which are the thirteen Funds) for the year ending December 31, 2000, is as follows:

-------------------------------------------- -----------------------------------
      Name of Trustee      Aggregate Compensation     Total Compensation From
      ---------------         From the Trust#            the Fund Complex#
                              ---------------            -----------------

--------------------------------------------------------------------------------
Ronald R. Davenport             $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
John L. Diederich               $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
Maureen D. McFalls              $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
Patrick J. O'Connor             $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
Kevin C. Phelan                 $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
Patrick J. Purcell              $28,134                  $28,134 (13)*
--------------------------------------------------------------------------------
Thomas F. Ryan Jr.              $25,134                  $25,134 (13)*
--------------------------------------------------------------------------------

---------------------------
# Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,742 for the Trust.
* Represents the number of separate portfolios comprising investment companies in the Fund complex, including the Trust, for which the Board member served.

Officers of the Trust
---------------------

         David F. Lamere, PRESIDENT. Executive Vice President of Mellon Financial Corporation ("Mellon") and Boston Safe Deposit and Trust Company. As President of Mellon Private Asset Management, Mr. Lamere oversees all investment management, fiduciary, administrative and charitable planned giving services for the firm's family office, endowment, foundation and high net worth clients. He has been with the firm since 1983 and is 41 years old.

         Prior to his current position, Mr. Lamere held several management positions within Mellon Private Asset Management and The Boston Company. He is a member of Mellon's Senior Management Committee and a Director of the Boards of The Boston Company, Boston Safe Deposit and Trust Company, Laurel Capital Advisors, LLP, Mellon United National Bank, and Newton Management, Ltd., of London, England. In addition, he is Chairman of the Board for Mellon Trust of New York, Mellon Trust of California, and Mellon Trust of Florida, National Association. He is also a member of Mellon's Committee for Public Responsibility.

         H. Vernon Winters, VICE PRESIDENT. As Chief Investment Officer of Mellon Private Asset Management, Mr. Winters is responsible for investment strategy, policy and implementation for Mellon Private Asset Management. He serves as a Director of Boston Safe Deposit and Trust Company and The Boston Company. He is also the Chairman and CEO of Laurel Capital Advisors, LLP. He is 60 years old.


         Mark N. Jacobs, VICE PRESIDENT. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 55 years old.


         Joseph Connolly, VICE PRESIDENT AND TREASURER. Director - Mutual Fund Accounting of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 44 years old.

         Jeff Prusnofsky, SECRETARY. Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 36 years old.

         Steven F. Newman, ASSISTANT SECRETARY. Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 51 years old.

         Michael A. Rosenberg, ASSISTANT SECRETARY. Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

         Gregory S. Gruber, ASSISTANT TREASURER. Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.


         William McDowell, ASSISTANT TREASURER. Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.

         James Windels, ASSISTANT TREASURER. Senior Treasury Manager of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.

         The address of each officer of the Trust is 200 Park Avenue, New York, New York 10166.


         As of June 21, 2001, the officers and Trustees of the Trust as a group owned beneficially less than 1% of each Fund's total shares outstanding.

         Principal Shareholders. As of June 21, 2001, Mac & Co., Attn: Mutual Fund Unit, P.O. Box 534005, Pittsburgh, PA 15253-4005 owned of record 5% or more of the MPAM shares of the Funds indicated: MPAM Large Cap Stock Fund, 97.04%; MPAM Income Stock Fund, 99.66%; MPAM Mid Cap Stock Fund, 92.41%; MPAM Small Cap Stock Fund, 99.59%; MPAM International Fund, 92.72%; MPAM Emerging Markets Fund, 85.28%; MPAM Bond Fund, 96.44%; MPAM Intermediate Bond Fund, 94.26%; MPAM Short-Term U.S. Government Securities Fund, 96.20%; MPAM National Intermediate Municipal Bond Fund, 96.93%; MPAM National Short-Term Municipal Bond Fund, 99.33%; MPAM Pennsylvania Intermediate Municipal Bond Fund, 99.64%; and MPAM Balanced Fund, 98.19%; and Boston & Co., Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198, owned of record 14.40% of the MPAM shares of MPAM Emerging Markets Fund.

         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

         INVESTMENT ADVISER. MPAM Advisers is a division of Dreyfus, a wholly-owned subsidiary of Mellon. Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

         INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund's investments.

         The Investment Advisory Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the respective Fund respectively approve its continuance. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days' written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.


         The following persons are officers and/or directors of Dreyfus: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy
H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


         The Investment Adviser manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Board. The Investment Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Investment Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser.

         Mellon Bank, the parent company of Dreyfus, and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

         The Investment Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

         The Investment Adviser's Code of Ethics (the "Ethics Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund it advises. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Ethics Code and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Ethics Code's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

         ADMINISTRATION AGREEMENT. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Pursuant to the Administration Agreement, Mellon
Bank: supplies office facilities, data processing services, clerical, accounting and bookkeeping services, auditing and legal services, internal executive and administrative services, sub-accounting and recordkeeping services, stationery and office supplies; prepares reports to shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, custody or other accounts with Mellon Bank, Boston Safe Deposit and Trust Company, or their bank affiliates. Mellon Bank is also responsible for providing ongoing information and communication to MPAM Clients regarding the Funds and their investment in the Funds. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.

         DISTRIBUTOR. The Distributor, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from the assets of Dreyfus, including past profits but not including the investment advisory fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds.

         CUSTODIAN. Mellon Bank, the parent of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except MPAM International Fund and MPAM Emerging Markets Fund. Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108 ("Boston Safe"), an indirect subsidiary of Mellon, acts as custodian for the investments of MPAM International Fund and MPAM Emerging Markets Fund. Under the custody agreements with the Trust, the custodians hold the Funds' portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund's assets held in custody and receives certain securities transaction charges.


         TRANSFER AND DIVIDEND DISBURSING AGENT. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9268, Boston, MA 02205-8502 is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

         EXPENSES. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

         The Funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

         Total Assets                                              Annual Fee
         ------------                                              ----------

         $0 to $6 billion                                          .15%
         Greater than $6 billion to $12 billion                    .12%
         Greater than $12 billion                                  .10%

         The investment advisory fee for each Fund is stated in the Funds' Prospectus. The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank.


                                HOW TO BUY SHARES

         GENERAL. The Funds offer two classes of shares - MPAM shares and Investor shares. MPAM shares and Investor shares differ as to the shareholder services offered to and the expenses borne by each class. MPAM shares are generally offered only to: (1) Mellon Private Asset ManagementSM clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank or Boston Safe, or their bank affiliates ("MPAM Clients"); (2) MPAM Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; and (4) holders of Restricted class shares of Dreyfus Disciplined Intermediate Bond Fund who receive MPAM shares of MPAM Bond Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold MPAM shares of MPAM Bond Fund, to exchange into MPAM shares of other Funds, and to purchase additional MPAM shares of Funds into which they exchange. In addition, holders of shares of a Fund who are not MPAM Clients on the day prior to the effective date of the Funds' Prospectus ("Existing Individual Clients") will continue to be eligible to purchase MPAM shares of that Fund, for their then-existing accounts in that Fund ("Existing Accounts") to exchange into MPAM shares of other Funds, and to purchase additional MPAM shares of Funds into which they exchange.

         Investor shares are generally offered only to: (1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not MPAM Clients, who receive a transfer of Fund shares from an MPAM Client (except that Existing Individual Clients would receive MPAM shares if the transfer was to their Existing Accounts, as noted above); (3) holders of shares of Dreyfus Disciplined Smallcap Stock Fund who receive Investor shares of MPAM Small Cap Stock Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold Investor shares of MPAM Small

Cap Stock Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange; and (4) holders of Investor class shares of Dreyfus Disciplined Intermediate Bond Fund who receive Investor shares of MPAM Bond Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold Investor shares of MPAM Bond Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange.

          MPAM shares owned by MPAM Clients will be held in omnibus accounts, or individual institutional accounts, with the funds' Transfer Agent ("MPAM Accounts"). MPAM shares held by persons other than MPAM Clients and Investor shares will be held in separate accounts ("Individual Accounts"). Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without a sales charge. The Funds reserve the right to reject any purchase order.

         There is no minimum initial or subsequent investment requirement for holders of MPAM Accounts. MPAM Clients may transfer MPAM shares to other existing MPAM Clients for their MPAM Accounts. MPAM Clients also may transfer shares from an MPAM Account to persons or entities that are not MPAM Clients to be held in Individual Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts, and their MPAM shares generally will be converted into Investor shares. The conversion of such shareholders' MPAM shares into Investor shares will be at the equivalent net asset value per share ("NAV") of each class at the time of the conversion. Any subsequent investments by such transferees or former MPAM Clients who received Investor shares from the conversion of MPAM shares must be in Investor shares.

         Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment is $10,000, and subsequent investments must be at least $100. MPAM Clients should contact their account officers to purchase Fund shares.

         Management understands that Mellon Bank, Boston Safe, or their bank affiliates may impose certain conditions on MPAM Clients that are different from those described in the MPAM Funds' Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of MPAM Accounts should consult their account officers in this regard.

         Both MPAM shares and Investor shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund. NAV is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time), on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. NAV is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board. Certain securities may be valued by an independent pricing service approved by the Trust's Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

         TELETRANSFER PRIVILEGE. Holders of Individual Accounts may purchase Fund shares (minimum $500 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) by telephone through the TELETRANSFER Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder's Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated.

          TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How To Redeem Shares - TELETRANSFER Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by the Funds.

         IN-KIND PURCHASES. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


         The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, MPAM Clients may call 1-888-281-7350 and holders of Individual Accounts may call 1-800-896-8167.

                            SHAREHOLDER SERVICES PLAN

         SHAREHOLDER SERVICES PLAN - INVESTOR SHARES. Each Fund has adopted a Shareholder Services Plan (the "Plan") with respect to its Investor shares. Under the Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Agents in respect of these services.

         The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Plan provides that material amendments of the Plan must be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who do not have any direct or indirect financial interest in the operation of the Plan, or in any agreements entered into in connection with the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided by the Plan. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, or in any agreements entered into in connection with the Plan.

         The Plan is not adopted pursuant to Rule 12b-1 under the 1940 Act, and the fee under the Plan is intended to be a "service fee" as defined under the Conduct Rule of the National Association of Securities Dealers, Inc.



                              HOW TO REDEEM SHARES

         GENERAL. If you hold a Fund's shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

         The Funds impose no charges when shares are redeemed. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV per share.

         A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund's shares by check, by TELETRANSFER or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks ("Checks") under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the TELETRANSFER Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the TELETRANSFER purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

         PROCEDURES. MPAM Clients should contact their account officer to redeem Fund shares.


         Holders of Individual Accounts may redeem a Fund's shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-896-8167. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TELETRANSFER Privileges.

         The Telephone Redemption Privilege, TELETRANSFER Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

         During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund's shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's NAV may fluctuate.

         CHECKWRITING PRIVILEGE. (Taxable Bond Funds and Municipal Bond Funds only) Holders of Individual Accounts in MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Bond Fund may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Potential fluctuations in the NAV of a Fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

         If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

         This privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


         WIRE REDEMPTION PRIVILEGE. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

         To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

         TELETRANSFER PRIVILEGE. Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TELETRANSFER Privilege, any request for a wire redemption will be effected as a TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares - TELETRANSFER Privilege."

         SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature- Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-896-8167.

         REDEMPTION COMMITMENT. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

         SUSPENSION OF REDEMPTIONS. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.

                              SHAREHOLDER SERVICES


         GENERAL. The following shareholder services are available only to holders of Investor shares and certain Individual Account holders of MPAM shares.

         FUND EXCHANGES. Shareholders can exchange shares of a class of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence. Shares of the funds purchased will be purchased on the basis of relative NAV per share.

         To request an exchange, holders of MPAM Accounts must contact their account officer and holders of Individual Accounts must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-896-8167. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000. The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-896-8167, or by oral request from any of the authorized signatories on the account, also by calling 1-800-896-8167. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

         Exchanges of a Fund's shares held by a tax-exempt retirement plan may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund.

         AUTO-EXCHANGE PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for shares of a Fund, shares of another Fund in the MPAM Family of Funds of which the investor is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund

Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


         The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, please call toll free 1-800-896-8167.


           Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

         The Funds reserve the right to reject any exchange request in whole or in part. The Fund's exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


         AUTOMATIC ASSET BUILDER(R)(INDIVIDUAL ACCOUNTS ONLY). Automatic Asset Builder permits the holder of an Individual Account to purchase a Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. A Fund's shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-896-8167. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502 and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


         AUTOMATIC WITHDRAWAL PLAN (INDIVIDUAL ACCOUNTS ONLY). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund's shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-896-8167. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

         Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

         DIVIDEND OPTIONS (INDIVIDUAL ACCOUNTS ONLY). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from a Fund in shares of another Fund in the MPAM Family of Funds of which the investor is a shareholder. Shares of the other Funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

         Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


         For more information concerning these Privileges, or to request a Dividend Options Form, holders of Individual Accounts should call toll free 1-800-896-8167. You may cancel these Privileges by mailing written notification to MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.


         GOVERNMENT DIRECT DEPOSIT PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase a Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-896-8167. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

         PAYROLL SAVINGS PLAN (INDIVIDUAL ACCOUNTS ONLY). Payroll Savings Plan permits holders of Individual Accounts to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to the MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. You may obtain the necessary authorization form by calling 1-800-896-8167. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.




                     ADDITIONAL INFORMATION ABOUT PURCHASES,
                            EXCHANGES AND REDEMPTIONS

         The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to any automatic investment or withdrawal privilege described herein.

         During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                        DETERMINATION OF NET ASSET VALUE


         VALUATION OF PORTFOLIO SECURITIES. Each Fund's equity securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

         Debt securities are valued by an independent pricing service (the "Service") approved by the Trust's board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.

         Short-term investments may be carried at amortized cost, which approximates value.

         Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

         Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities.

         Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

         NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

         Each Fund usually pays its shareholders dividends from its net investment income as follows:



                                     FUND                    DIVIDEND FREQUENCY

MPAM Large Cap Stock Fund                                          Monthly*
MPAM Income Stock Fund                                             Monthly*
MPAM Mid Cap Stock Fund                                            Annually
MPAM Small Cap Stock Fund                                          Annually
MPAM International Fund                                            Annually
MPAM Emerging Markets Fund                                         Annually
MPAM Bond Fund                                                     Monthly*
MPAM Intermediate Bond Fund                                        Monthly*
MPAM Short-Term U.S. Government Securities Fund                    Monthly*
MPAM National Intermediate Municipal Bond Fund                     Monthly**
MPAM National Short-Term Municipal Bond Fund                       Monthly**
MPAM Pennsylvania Intermediate Municipal Bond Fund                 Monthly**
MPAM Balanced Fund                                                 Monthly*

* Each Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

**Each Fund usually declares dividends daily and pays dividends on the last business day of each month.

         Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

         A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

         Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Holders of MPAM Accounts should contact their account officer for information on reinvestment of dividends and other distributions.

         If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable (to the extent not tax-exempt) as stated under "Dividends, Other Distributions and Taxes" in the Funds' Prospectus.

         TAXES

         GENERAL. It is expected that each Fund, each of which is treated as a separate corporation for Federal income tax purposes, will qualify for treatment as a "regulated investment company" ("RIC") under the Code so long as that qualification is in the best interests of its shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders. To qualify for that treatment, a Fund (1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) in the case of a Municipal Bond Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions"), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         A Fund may be subject to a non-deductible 4% excise tax ("Excise Tax"), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

         TAX CONSEQUENCES OF MUNICIPAL BOND FUNDS' DIVIDENDS. If a Municipal Bond Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

         Because the Municipal Bond Funds distribute exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Municipal Bond Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition, (1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by a Municipal Bond Fund that represents interest from private activity bonds may be taxable in the hands of a shareholder who is a "substantial user" of a facility financed by those bonds or a "related person" thereof (both as defined for Federal income tax purposes), and (3) some or all of a Municipal Bond Fund's dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (1) are, or are related to, substantial users of a facility (as so defined) or (2) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

         Dividends paid by a Municipal Bond Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by a Municipal Bond Fund derived from interest income earned on a particular state's Municipal Obligations are designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's

Municipal Obligations bears to the total income earned that day.

         A Municipal Bond Fund may invest in bonds that are purchased, ordinarily not on their original issue, with "market discount" (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("market discount bonds"). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of that treatment, a Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         TAX CONSEQUENCES OF OTHER DISTRIBUTIONS. Dividends paid by a Fund derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends"), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

         If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares will be treated as a long-term capital loss to the extent of those capital gain distributions.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         The receipt of Fund distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

         Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.


         A Fund must withhold and remit to the U.S. Treasury 31% (30.5% effective for payments made after August 6, 2001) of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the "TIN" furnished to the Fund is correct ("backup withholding"). Backup withholding at that rate also is required from a Fund's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's Federal income tax return.


         A portion of the dividends paid by a Domestic Equity Fund or MPAM Balanced Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

         TAX CONSEQUENCES OF CERTAIN INVESTMENTS. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, "Derivatives") derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in "conversion transactions" may be treated as ordinary income under section 1258 of the Code. "Conversion transactions" are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

         Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (i.e., "marked-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above.


         Offsetting positions held by a Fund involving certain Derivatives may constitute "straddles," which are defined to include offsetting positions in actively traded personal property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as "mixed straddles" if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

         If a Fund has an "appreciated financial position" generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

         Investment by a Fund in securities issued at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

         STATE AND LOCAL TAXES. Depending on the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

         FOREIGN SHAREHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         FOREIGN SHAREHOLDERS - DIVIDENDS. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder ("effectively connected") generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's ownership of Fund shares is effectively connected, however, then distributions to that shareholder will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.

         Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to them generally will not be subject to U.S. Federal income tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

         Distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, those distributions may be subject to backup withholding, unless the foreign investor certifies his or her non-U.S. residency status.

         FOREIGN SHAREHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                                      * * *

         The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.



                             PORTFOLIO TRANSACTIONS

         All portfolio transactions of a Fund are placed on behalf of each Fund by the Investment Adviser. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions. The Investment Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. The Investment Adviser also places transactions for other accounts that it provides with investment advice.

         Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, the Investment Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). The Investment Adviser may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

         Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         The receipt of research services from broker-dealers may be useful to the Investment Adviser in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of the Investment Adviser may be useful to the Investment Adviser in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of the Investment Adviser; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

         Although the Investment Adviser manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by the Investment Adviser. Simultaneous transactions may occur when several accounts are managed by the same Investment Adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

         When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Investment Adviser to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Investment Adviser as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         PORTFOLIO TURNOVER. While securities are purchased for a Fund on the basis of potential for obtaining the Fund's specific objective and not for short-term trading profits, a Fund's portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater transaction costs and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when the Investment Adviser deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.


         IPO ALLOCATIONS. (MPAM Mid Cap Stock Fund and MPAM Small Cap Stock Fund Only.) Under Mellon Bank's IPO allocation procedures, all portfolio managers seeking to participate in an IPO indicate their interest in the IPO, in writing, to the Trading Room at least 24 hours prior to the pricing of a deal.


         Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

         Based on the indications of interest received by the portfolio managers, the Trading Room prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.


         If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Investment Advisers' allocation generally will be distributed among participating accounts pro rata on the basis of each account's order size. Any deviation from pro rata will be explained in writing on the IPO Allocation Worksheet and approved by the manager of equity trading.

         SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called "soft dollar arrangements". Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

         The services and products provided under these arrangements permit Dreyfus and its applicable affiliate to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms. For this purpose, the "applicable affiliate" is Mellon Bank in the case of the Domestic Equity Funds and the equity portion of MPAM Balanced Fund, The Boston Company Asset Management in the case of the International Equity Funds, and Boston Safe in the case of the Taxable Bond Funds and the fixed income portion of MPAM Balanced Fund.

         Some of the research products or services received by Dreyfus and its applicable affiliate may have both a research function and a non-research administrative function (a "mixed use"). If Dreyfus or its applicable affiliate determines that any research product or service has a mixed use, Dreyfus or its applicable affiliate will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that is determined to assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Dreyfus or its applicable affiliate in hard dollars. Any such allocation may create a conflict of interest for Dreyfus or its applicable affiliate.

         Dreyfus and its applicable affiliate generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and each attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Dreyfus or its applicable affiliate to compensate the selected brokerage firm for research provided. Dreyfus and its applicable affiliate endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research they believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

         Dreyfus or its applicable affiliate may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Dreyfus or its applicable affiliate in providing investment advice to any of the funds or clients they advise. Likewise, information made available to Dreyfus or its applicable affiliate from brokerage firms effecting securities transactions for the Funds may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by the Funds and the indirect benefits received by the Funds.

                             PERFORMANCE INFORMATION


        The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Past Performance" for each Fund. Past performance is no guarantee of future results.

        Each Fund does not have a full calendar year of performance as an investment company registered under the 1940 Act. Each Fund commenced operations as a registered investment company on October 2, 2000. The total return (expressed as a percentage) for MPAM shares of the Funds for the period October 2, 2000 through February 28, 2001 were:

FUNDS                               TOTAL RETURN OCTOBER 2, 2000
-----                               ----------------------------
                                    THROUGH FEBRUARY 28, 2001
                                    -------------------------
                                    (NOT ANNUALIZED)
                                    ----------------

---------------------------------------------- -------------
MPAM Large Cap Stock Fund                      (16.06)
---------------------------------------------- -------------
MPAM Income Stock Fund                         (10.18)
---------------------------------------------- -------------
MPAM Mid Cap Stock Fund                        (10.47)
---------------------------------------------- -------------
MPAM Small Cap Stock Fund                      (6.48)
---------------------------------------------- -------------
MPAM International Fund                        1.39
---------------------------------------------- -------------
MPAM Emerging Markets Fund                     1.03
---------------------------------------------- -------------
MPAM Bond Fund                                 6.40
---------------------------------------------- -------------
MPAM Intermediate Bond Fund                    5.83
---------------------------------------------- -------------
MPAM Short-Term U.S. Government                4.55
        Securities Fund
---------------------------------------------- -------------
MPAM National Intermediate Municipal           5.17
        Bond Fund
---------------------------------------------- -------------
MPAM National Short-Term Municipal             3.69
        Bond Fund
---------------------------------------------- -------------
MPAM Pennsylvania Intermediate                 5.09
        Municipal Bond Fund
---------------------------------------------- -------------
MPAM Balanced Fund                             (4.39)
---------------------------------------------- -------------

        As a new class, past performance information is not available for Investor shares as of the date of this Statement of Additional Information. Performance for each share class will vary due to differences in expenses.

        As explained in the Funds' Prospectus, before each Fund commenced operations, substantially all of the assets of one or more predecessor common trust funds (CTFs) that, in all material respects (except as described in the Funds' prospectus), had the same investment objective, policies, guidelines and restrictions as the Fund were transferred to the Fund.

        The following table shows performance information (expressed as a percentage) for MPAM shares of the Funds for the periods noted (inception dates appear in parentheses following the performance since inception). All returns for periods of more than one year are expressed as an average annual total return.

                        PERFORMANCE INFORMATION FOR THE
                        -------------------------------
                         PERIODS ENDED FEBRUARY 28, 2001
                         -------------------------------

FUNDS                     1 YEAR     5 YEARS       10 YEARS OR SINCE INCEPTION
-----                     ------     -------       ---------------------------

------------------------- ---------- ------------- -----------------------
MPAM Large Cap Stock      (10.13)    15.20         15.53
Fund1/
------------------------- ---------- ------------- -----------------------
MPAM Income Stock Fund1/  (0.87)     13.46         14.31
------------------------- ---------- ------------- -----------------------
MPAM Mid Cap Stock Fund1/ (5.14)     9.18          14.68
------------------------- ---------- ------------- -----------------------
MPAM Small Cap Stock      (15.86)    -             5.99 (1/1/98)
Fund1/
------------------------- ---------- ------------- -----------------------
MPAM International Fund1/ 3.55       -             3.12 (7/15/98)
------------------------- ---------- ------------- -----------------------
MPAM Emerging Markets     -          -             1.03 (10/2/00)
Fund
------------------------- ---------- ------------- -----------------------
MPAM Bond Fund1/          12.37      6.60          7.74
------------------------- ---------- ------------- -----------------------
MPAM Intermediate Bond    12.27      5.95          6.77
Fund1/
------------------------- ---------- ------------- -----------------------
MPAM Short-Term U.S.      9.07       5.69          6.06
Government
Securities Fund1/
------------------------- ---------- ------------- -----------------------
MPAM National Intermediate 11.38      5.46          6.30
Municipal Bond Fund1/
------------------------- ---------- ------------- -----------------------
MPAM National             -          -             3.69 (10/2/00)
Short-Term Municipal
Bond Fund
------------------------- ---------- ------------- -----------------------
MPAM Pennsylvania         10.33      4.91          5.93
Intermediate
Municipal Bond Fund1/
------------------------- ---------- ------------- -----------------------
MPAM Balanced Fund        -          -             (4.39) (10/2/00)
------------------------- ---------- ------------- -----------------------


---------------------

1/      Reflects performance of predecessor CTF through 10/1/00.




         Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

         Total return is calculated by subtracting the NAV of a Fund share at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the NAV at the beginning of the period.

         Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                                               6
                             YIELD = 2[(a-b +1) -1]
                                        ---
                                        cd


Where:     a = dividends and interest earned during the period;
           b = expenses accrued for the period (net of reimbursements);
           c = average daily number of shares outstanding during the period that were entitled to receive dividends; and
           d = maximum offering price per share on the last day of the period.

         Yield information may be useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if the Investment Adviser, Mellon Bank, or an affiliate waives any portion of otherwise applicable fees.

         A Fund's net investment income may change in response to fluctuations in interest rates and the expenses of the Fund. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future.

         For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

         Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         Performance information for a Fund may be compared in reports and promotional literature to indexes including, but not limited to: (i) the S&P 500; (ii) the Russell 1000 Value Index; (iii) the S&P MidCap 400; (iv) S&P SmallCap 600; (v) Lehman Brothers Aggregate Bond Index; (vi) Lehman Brothers Intermediate Government/Corporate Bond Index; (vii) Lehman 1-3 Year U.S. Government Index; (viii) Lehman Brothers 7-Year Municipal Bond Index; (ix) the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; (x) the Morgan Stanley Capital International Emerging Markets (Free) Index or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (xi) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (xii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the respective Fund; and (xiii) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time, advertising materials for a Fund may refer to Morningstar ratings and related analyses supporting the rating.

         Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING, FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports. Advertisements for MPAM Mid Cap Stock Fund and MPAM Small Cap Stock Fund also may discuss the potential benefits and risks of small- and mid-cap investing.

         From time to time, advertising material for a Fund may also include:
(i) biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of the Investment Adviser and its affiliates (including in terms of new customers, assets under management and market share) and their presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; and (iv) references to a Fund's quantitative, disciplined approach to stock market investing and the number of stocks analyzed by the Investment Adviser.

         From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

         From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.


                      INFORMATION ABOUT THE TRUST AND FUNDS


         Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

         The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

         On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

         The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

         The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

                              FINANCIAL STATEMENTS

         The Funds will send annual and semi-annual financial statements to all of its shareholders of record.

         The Funds' audited financial statements as of September 1, 2000, including the report of the auditors thereon, are attached as Appendix C to this SAI. The Funds' unaudited financial statements for the period ended February 28, 2001, including notes to the financial statements and supplementary information, are included in the Semi-Annual Report to shareholders. A copy of the Semi-Annual Report accompanies this Statement of Additional Information. The financial statements included in the Semi-Annual Report and related notes, are incorporated by reference into this Statement of Additional Information.

                        COUNSEL AND INDEPENDENT AUDITORS


         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the Funds' Prospectus and this Statement of Additional Information.

         Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.


         KPMG LLP, 757 Third Avenue, New York, NY 10017, was appointed by the Trustees to serve as the Funds' independent auditors, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of the Funds.

                                   APPENDIX A

                             Risk Factors--Investing
                      In Pennsylvania Municipal Obligations

         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         General. Pennsylvania historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         In 1997, the population of Pennsylvania was 12.02 million people, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase in population from the 1988 population of 11.85 million. Pennsylvania has a high proportion of persons 65 or older, and is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

         The State's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. Seasonally adjusted as of December 1997 shows an unemployment rate of 4.8%, compared to an unemployment rate of 4.9% for the United States as a whole.

         Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The

General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

         Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.9% of General Fund revenues in fiscal 1997), the 2.8% personal income tax (33.2% of General Fund revenues in fiscal 1997) and the 9.99% corporate net income tax (19.8% of General Fund revenues in fiscal 1997). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

         Pennsylvania's major expenditures include funding for education ($6.67 billion of fiscal 1995 expenditures, $6.99 billion of the fiscal 1996 expenditures and $7.0 billion of fiscal 1997 expenditures) and public health and human services ($12.4 billion of fiscal 1995 expenditures, $12.9 billion of fiscal 1996 expenditures and $13.4 billion of fiscal 1997 expenditures).

         Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period.

Total revenues during this same period increased at a 4.7% average rate. Intergovernmental revenue recorded the largest percentage gain during this period, averaging 8.1%. A large portion of the increase for intergovernmental revenue occurred in fiscal 1996 when an accounting change in the General Fund resulted in food stamp coupon revenue received from the federal government being recorded as income to the Commonwealth. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by an average 13.8% annual increase for protection of persons and property program costs. This high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs expanded an average 5.4% annually during this period, the second largest rate of increase for program categories. Assets for the governmental fund types at the end of fiscal 1997 were $6,575.2 million, an increase of $782.6 million over the previous fiscal year, while liabilities declined by $132.0 million to $3,674.3 million. At the close of fiscal 1997, the fund balance for the governmental fund types totaled $2,900.9 million, an increase of $914.6 million.

         General Fund:  Financial Condition/Results of Operations.

         Five Year Overview (GAAP Basis). For the five year period fiscal 1992 through fiscal 1997, total revenues and other sources rose at a 4.7% average annual rate while total expenditures and other uses grew by 6.0% annually.

         During the five year period from fiscal 1993 through fiscal 1997, revenues and other sources increased by an average 4.7% annually. Tax revenues during this same period increased by an annual average of 4.1%. Intergovernmental revenues, at an 8.5% annual average rate of increase, were the revenue source with the largest rate of growth over the five-year period. An accounting change in fiscal 1996 that made food stamp coupon revenue from the federal government an item of intergovernmental revenue is largely responsible for this increase.

         Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9%. Program costs for protection of persons and property increased an average 13.8% annually, the largest growth rate of all programs. Its high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program cost increased at a 5.7% annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

         Fiscal 1995 Financial Results (GAAP Basis). Revenues and other sources totaled $23.772 billion, an increase of $1.135 billion (5.0%) over the prior fiscal year. The greatest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1.364 billion to $23.821 billion, an increase over the prior fiscal year of 6.1 percent. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology used to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

         Fiscal 1995 Financial Results (Budgetary Basis). Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues were $459.4 million, 2.9%, above the estimate of revenues used at the time the budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts due largely to higher receipts from the corporate net income tax. Sales and use tax revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5.527 billion, $128.8 million above the enacted budget estimate and 7.9% over fiscal 1994 collections. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales that were higher than expected and translated into above-estimate tax revenues.

         Fiscal 1996 Financial Results (GAAP Basis): For fiscal 1996 the fund balance was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. A planned draw down of the budgetary unappropriated surplus during fiscal 1996 contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year led by a 24.2% increase in intergovernmental revenues.

         Fiscal 1996 Financial Results (Budgetary Basis): Commonwealth revenues for the fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1996 closing unappropriated surplus was $183.8 million, $65.5 million above estimate. Commonwealth revenues (prior to tax refunds) for the fiscal year increased by $113.9 million over the prior fiscal year to $16.339 billion representing a growth rate of 0.7%. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. Sales and use tax revenues were $5.682 billion or 2.8% over fiscal 1995 collections. Personal income tax receipts for fiscal 1996 totaled $5.374 billion, or 5.7% over collections for fiscal 1995. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

         Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. The Tax Stabilization Reserve Fund was anticipated to have an available balance of $182.8 million at June 30, 1996, representing approximately 1.1% of general fund annual commonwealth revenues.

         Fiscal 1997 Financial Results (GAAP Basis): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance is the first recorded since fiscal 1994 and is the largest amount since fiscal 1987. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues.

         Expenditures and other uses increased by 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program, but well below the 17.1% average annual increase that occurred over the four fiscal years prior to fiscal 1997. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

         Fiscal 1997 Financial Results (Budgetary Basis): The unappropriated balance of commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million, representing the normal 15% of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of tax revenue for the fiscal year. Personal income collections were $236.3 million over estimate, representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate, representing a 6.2% increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

         Expenditures from commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Supplemental appropriations for fiscal 1997 totaled $169.3 million. The largest supplemental appropriations included $100.1 million for medical assistance costs due to implementation of managed medical care for a portion of the medical assistance caseload, and an additional $50 million for bond debt service for potential use to produce present value savings.

         Fiscal 1998 Budget: The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17.435 billion before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 commonwealth revenues of 1.0 percent. Although actual fiscal 1997 revenues exceeded the estimate, the adopted fiscal 1998 budget revenue estimate was not changed and represents a 0.7 percent increase over actual fiscal 1997 revenues.

         Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         General obligation for non-highway purposes debt totaled $4.047 billion at June 30, 1997. Over the 10-year period ended June 30, 1997, total outstanding general obligation debt for non-highway purposes increased at an annual rate of 3.3%. All outstanding general obligation bonds of the Commonwealth are rated AA-by Standard and Poor's Ratings Group, Al by Moody's Investors Service Inc., and AA- by Fitch IBCA, Duff & Phelps Ratings Group. The ratings reflect only the views of the rating agencies.

         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed an aggregate 200 of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $550.0 million of tax anticipation notes for the account of the General Fund in fiscal 1997, all of which matured on June 30, 1997, to be paid from fiscal 1997 General Fund receipts.

         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. As of December 31, 1997, there were $46.4 million of bond anticipation notes outstanding.

         State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of December 31, 1997: Delaware River Joint Toll Bridge Commission ($52.7 million), Delaware River Port Authority ($512.3 million), Pennsylvania Economic Development Financing Authority ($1.081 billion), Pennsylvania Energy Development Authority ($72.8 million), Pennsylvania Higher Education Assistance Agency ($1.584 billion), Pennsylvania Higher Educational Facilities Authority ($2.777 billion), Pennsylvania Industrial Development Authority ($402.1 million), Pennsylvania Infrastructure Investment Authority ($196.4 million),

Pennsylvania Turnpike Commission ($1.178 billion), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($310.5 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2.631 billion of revenue bonds as of December 31, 1997), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.19 million of the loan principal was outstanding as of June 30, 1997).

         Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27 million was appropriated from the Motor License Fund for fiscal 1998); (b) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, but that ruling was overturned by the Third Circuit and the parties have resumed discovery; (c) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment; (d) In November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. In 1995, the parties agreed to a three-year court monitored settlement which will expire in January 1998; (e) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. The state trial was held in January 1997, and the record remains open. There is no available estimate of potential liability; and (f) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity Bank, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994. Pursuant to a Settlement Agreement, dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement, dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assesses nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective Petitions, and one or more of these banks may pursue new constitutional challenges in the Commonwealth Court; however, the Commonwealth Court has previously examined and confirmed the Act's constitutionality; (g) On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. Envirotest sued, and on December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which Envirotest will receive $145 million by installment payments through 1998; and (h) In November 1995, the Commonwealth and the Governor, along with the City of Philadelphia and its Mayor, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to determine their liability, if any, and to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools. After trial, Judge Smith issued an Opinion and Order, granting in relevant part, judgment in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth and Governor. The Commonwealth appealed and requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. Briefs have been filed, and the matter is awaiting argument before the Supreme Court.

         Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 people according to the 1990 Census. Philadelphia functions both as a city of the first class and as a county for the purpose of administering various governmental programs.

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 20, 1997.

         PICA has issued $1,761,710,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds to fund capital projects and to liquidate the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1997, showed a surplus of approximately $128.8 million.

                                   APPENDIX B

                                Rating Categories

         Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term
---------

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term
----------

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial Paper
----------------

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term
---------

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (Short-term)
--------------------------------

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term
-------------------------

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade
--------------------------

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade
---------------------------

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term
----------

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

                                   APPENDIX C

             FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
             -------------------------------------------------------


                          Independent Auditors' Report
                          ----------------------------

         The Board of Trustees

         MPAM Funds Trust:

         We have audited the accompanying statements of assets and liabilities of MPAM Funds Trust (comprised of the MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Market Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Balanced Fund) (collectively the "Trust") as of September 1, 2000, and the related statements of operations for the day then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPAM Funds Trust as of September 1, 2000, and the result of its operations for the day then ended in conformity with accounting principles generally accepted in the United States of America.

         September 7, 2000                          /s/ KPMG LLP
                                                    ------------
                                                        KPMG LLP

                                                       MPAM FUNDS TRUST
                                              STATEMENT OF ASSETS AND LIABILITIES
                                                       SEPTEMBER 1, 2000






                                               MPAM              MPAM              MPAM                MPAM
                                               LARGE CAP         INCOME            MID CAP STOCK       SMALL CAP
                                               STOCK FUND        STOCK FUND        FUND                STOCK FUND
                                               -----------------------------------------------------------------------------
ASSETS :
  CASH                                             13,156            13,156              13,156           13,156

LIABILITIES:
  Accrued Organization Expense Payable              5,464             5,464               5,464            5,464
                                               ------------------------------------------------------------------

NET ASSETS                                          7,692             7,692               7,692            7,692
                                               ==================================================================

COMPOSITION OF NET ASSETS:
  PAID-IN CAPITAL                                  13,156            13,156              13,156           13,156

  NET INVESTMENT (LOSS)                           (5,464)           (5,464)             (5,464)          (5,464)
                                               ------------------------------------------------------------------
NET ASSETS                                          7,692             7,692               7,692            7,692
                                               ==================================================================


SHARES OUTSTANDING                                615.385           615.385             615.385          615.385


NET ASSET VALUE PER SHARE                           12.50             12.50               12.50            12.50
                                               ==================================================================


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                       MPAM FUNDS TRUST
                                        STATEMENT OF ASSETS AND LIABILITIES (continued)
                                                       SEPTEMBER 1, 2000


                                         MPAM                MPAM                                  MPAM
                                         INTERNATIONAL       EMERGING           MPAM               INTERMEDIATE
                                         FUND                MARKETS FUND       BOND FUND          BOND FUND
                                         ------------------------------------------------------------------------
ASSETS :
  CASH                                     13,156              13,156             13,156             13,156

LIABILITIES:
  Accrued Organization Expense Payable      5,464               5,464              5,464              5,464
                                         ------------------------------------------------------------------------

NET ASSETS                                  7,692               7,692              7,692              7,692
                                         ========================================================================

COMPOSITION OF NET ASSETS:
  PAID-IN CAPITAL                          13,156              13,156             13,156             13,156

  NET INVESTMENT (LOSS)                    (5,464)             (5,464)            (5,464)            (5,464)
                                         ------------------------------------------------------------------------

NET ASSETS                                  7,692               7,692              7,692              7,692
                                         ========================================================================

SHARES OUTSTANDING                        615.385             615.385            615.385            615.385

NET ASSET VALUE PER SHARE                   12.50               12.50              12.50              12.50
                                         ========================================================================


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                       MPAM FUNDS TRUST
                                        STATEMENT OF ASSETS AND LIABILITIES (continued)
                                                       SEPTEMBER 1, 2000


                                         MPAM                MPAM               MPAM               MPAM
                                         SHORT-TERM          NATIONAL           NATIONAL           PENNSYLVANIA
                                         U.S. GOVERN-        INTERMEDIATE       SHORT-TERM         INTERMEDIATE       MPAM
                                         MENT SECURIT-       MUNICIPAL          MUNICIPAL          MUNICIPAL          BALANCED
                                         IES FUND            BOND FUND          BOND FUND          BOND FUND          FUND
                                         --------------------------------------------------------------------------------------
ASSETS :
  CASH                                      13,156              13,156             13,156             13,156             13,156

LIABILITIES:
  Accrued Organization Expense Payable      5,464               5,464              5,464              5,464              5,464
                                         --------------------------------------------------------------------------------------

NET ASSETS                                  7,692               7,692              7,692              7,692              7,692
                                         ======================================================================================

COMPOSITION OF NET ASSETS:
  PAID-IN CAPITAL                           13,156              13,156             13,156             13,156             13,156

  NET INVESTMENT (LOSS)                     (5,464)             (5,464)            (5,464)            (5,464)            (5,464)
                                         --------------------------------------------------------------------------------------

NET ASSETS                                   7,692               7,692              7,692              7,692              7,692
                                         ======================================================================================

SHARES OUTSTANDING                         615.385             615.385            615.385            615.385            615.385

NET ASSET VALUE PER SHARE                    12.50               12.50              12.50              12.50              12.50
                                         ======================================================================================

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                       MPAM FUNDS TRUST
                                                    STATEMENT OF OPERATIONS
                                                       SEPTEMBER 1, 2000



                                        MPAM                MPAM               MPAM               MPAM
                                        LARGE CAP           INCOME             MID CAP STOCK      SMALL CAP
                                        STOCK FUND          STOCK FUND         FUND               STOCK FUND
                                        ------------------------------------------------------------------------------
INVESTMENT INCOME                                -                   -                  -                  -

EXPENSES
  ORGANIZATION EXPENSE                       (5,464)             (5,464)            (5,464)            (5,464)
                                        ------------------------------------------------------------------------------

NET INVESTMENT (LOSS)                        (5,464)             (5,464)            (5,464)            (5,464)
                                        ==============================================================================


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                       MPAM FUNDS TRUST
                                              STATEMENT OF OPERATIONS (continued)
                                                       SEPTEMBER 1, 2000

                                                                                                                        MPAM
                                                                                                                     SHORT-TERM
                                        MPAM                MPAM                                  MPAM               U.S. GOVERN-
                                        INTERNATIONAL       EMERGING           MPAM               INTERMEDIATE       MENT SECURIT-
                                        FUND                MARKETS FUND       BOND FUND          BOND FUND          IES FUND
                                        -------------------------------------------------------------------------------------------
INVESTMENT INCOME
                                                    -                   -                  -                  -                -

EXPENSES
  ORGANIZATION EXPENSE                         (5,464)             (5,464)            (5,464)            (5,464)          (5,464)
                                        -------------------------------------------------------------------------------------------

NET INVESTMENT (LOSS)                          (5,464)             (5,464)            (5,464)            (5,464)          (5,464)
                                        ===========================================================================================



SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.




                                                       MPAM FUNDS TRUST
                                              STATEMENT OF OPERATIONS (continued)
                                                       SEPTEMBER 1, 2000

                                        MPAM                MPAM               MPAM
                                        NATIONAL            NATIONAL           PENNSYLVANIA
                                        INTERMEDIATE        SHORT-TERM         INTERMEDIATE       MPAM
                                        MUNICIPAL           MUNICIPAL          MUNICIPAL          BALANCED
                                        BOND FUND           BOND FUND          BOND FUND          FUND
                                        --------------------------------------------------------------------
INVESTMENT INCOME                               -                   -                  -                  -

EXPENSES
  ORGANIZATION EXPENSE                     (5,464)             (5,464)            (5,464)            (5,464)
                                        --------------------------------------------------------------------

NET INVESTMENT (LOSS)                      (5,464)             (5,464)            (5,464)            (5,464)
                                        ====================================================================




SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                MPAM FUNDS TRUST
                          NOTES TO FINANCIAL STATEMENTS

MPAM FUNDS TRUST ( the "Company") was organized as a Massachusetts business trust and has had no operations as of the date hereof other than matters relating to its organization and registration as an open-end investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale and issuance of 8,000 shares of beneficial interest, divided equally among its thirteen series.

MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each Fund's investment adviser. Dreyfus Service Corporation, a subsidiary of Dreyfus, is the distributor of each Fund's shares. Mellon Bank, N.A., the parent company of Dreyfus, serves as each Fund's administrator. Mellon Bank, N.A. is a wholly owned subsidiary of Mellon Financial Corporation.

Pursuant to an Investment Advisory Agreement with MPAM Advisers, the investment advisory fee is payable monthly computed at the following annual rates based on average daily net assets:

                                                                rate
                                                            --------------------
MPAM Large Cap Stock Fund                                   .65 of 1%
MPAM Income Stock Fund                                      .65 of 1%
MPAM Mid Cap Stock Fund                                     .75 of 1%
MPAM Small Cap Stock Fund                                   .85 of 1%
MPAM International Fund                                     .85 of 1%
MPAM Emerging Markets Fund                                  1.15%
MPAM Bond Fund                                              .40 of 1%
MPAM Intermediate Bond Fund                                 .40 of 1%
MPAM Short-Term U.S. Government Securities Fund             .35 of 1%
MPAM National Intermediate Municipal Bond Fund              .35 of 1%
MPAM National Short-Term Municipal Bond Fund                .35 of 1%
MPAM Pennsylvania Intermediate Municipal Bond Fund          .50 of 1%
MPAM Balanced Fund                                          .65 of 1%(equity investments),.40 of 1% (debt securities) and
                                                            .15 of 1%(money market investments and other underlying MPAM funds)

Pursuant to an Administration Agreement with Mellon Bank, N.A., Mellon Bank, N.A. provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Company based on  the following annual rates:


                                           rate
                                        ---------------------
$0 to $6 billion                        .15 of 1%
Greater than $6 billion to $12 billion  .12 of 1%
Greater than $12 billion                .10 of 1%

The Company is authorized to issue an unlimited number of shares of beneficial interest.

The Company's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management's estimates and assumptions. Actual results could differ from those estimates.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations. Expenses attributable to all series are allocated among them on a pro-rata basis.

In accordance with AICPA Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities", organizational costs of $71,027 ($5,464 per series) have been charged to expense.

Each series intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gains sufficient to relieve it from substantially all federal income and excise taxes.

                                MPAM FUNDS TRUST

                                     PART C
                                OTHER INFORMATION

Item 23.       Exhibits

        (a) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (b) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (c) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (d) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (e) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (f)    Not Applicable.

        (g)    (1)   Custodian Agreement dated as of June 14, 2000, between MPAM
                     Funds Trust and Boston Safe Deposit and Trust Company, is incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to registration statement,
                     SEC File No. 333-34844, filed on September 15, 2000.

               (2) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (h)    (1)   Transfer Agent Agreement dated as of June 14, 2000, is
                     incorporated herein by reference to Exhibit 13(a) of the Registrant's registration statement on Form N-14, SEC File
                     No. 333-63652, filed on June 22, 2001.

               (2) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of the Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

               (3) Form of Amended and Restated Administration Agreement, is incorporated herein by reference to Exhibit 13(c) of the Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

               (4) Fee Waiver Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (h)(3) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

               (5) Shareholder Services Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (i) Opinion and Consent of counsel dated July 10, 2001, is filed herewith.

        (j)          Auditor's Consent dated July 10, 2001, is filed herewith.

        (k)          Not Applicable.

        (l)          Not Applicable.

        (m)          Not Applicable.

        (n) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (o)          Not Applicable.

        (p) Code of Ethics is incorporated herein by reference to Exhibit (p) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844 filed on September 15, 2000.


Item 24.       Persons Controlled by or Under Common Control with Registrant
               -------------------------------------------------------------

        To be filed by amendment.

Item 25.       Indemnification
               ---------------

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that
(i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

        In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless (i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

        The Trust will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Trust shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.


Item 26.       Business and Other Connections of Investment Adviser
               ----------------------------------------------------

        MPAM Advisers is a division of the Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


               Officers and Directors of Investment Adviser

NAME AND POSITION
WITH DREYFUS                        OTHER BUSINESSES                  POSITION HELD                   DATES
------------                        ----------------                  -------------                   -----

MANDELL L. BERMAN               Self-Employed                     Real Estate Consultant,        11/74 - Present
Director                        29100 Northwestern Highway        Residential Builder and
                                Suite 370                         Private Investor
                                Southfield, MI 48034

STEPHEN E. CANTER               Dreyfus Investment                Chairman of the Board           1/97 - Present
Chairman of the Board,          Advisors, Inc.++                  Director                        5/95 - Present
President, Chief Executive                                        President                       5/95 - Present
Officer, Chief Operating
Officer and Chief
Investment Officer
                                Newton Management Limited         Director                        2/99 - Present
                                London, England



                                         C-5

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

STEPHEN E. CANTER               Mellon Bond Associates, LLP+      Executive Committee       1/99 - Present
Chairman of the Board,                                            Member
President, Chief Executive
Officer, Chief Operating
Officer and Chief
Investment Officer
(Continued)
                                Mellon Equity Associates,         Executive Committee       1/99 - Present
                                LLP+                              Member

                                Franklin Portfolio                Director                  2/99 - Present
                                Associates, LLC*

                                Franklin Portfolio Holdings,      Director                  2/99 - Present
                                Inc.*

                                The Boston Company Asset          Director                  2/99 - Present
                                Management, LLC*

                                TBCAM Holdings, Inc.*             Director                  2/99 - Present

                                Mellon Capital Management         Director                  1/99 - Present
                                Corporation***

                                Founders Asset Management,        Member, Board of         12/97 - Present
                                LLC****                           Managers
                                                                  Acting Chief Executive    7/98 - 12/98
                                                                  Officer

                                The Dreyfus Trust Company+++      Director                  6/95 - Present
                                                                  Chairman                  1/99 - Present
                                                                  President                 1/99 - Present
                                                                  Chief Executive Officer   1/99 - Present


                                  C-6

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

THOMAS F. EGGERS                Dreyfus Service Corporation++     Chief Executive           3/00 - Present
Vice Chairman -                                                   Officer
Institutional                                                     and Chairman of the
and Director                                                      Board                     4/96 - 3/00
                                                                  Executive Vice            9/96 - Present
                                                                  President
                                                                  Director

                                Founders Asset Management,        Member, Board of          2/99 - Present
                                LLC****                           Managers

                                Dreyfus Investment Advisors,      Director                  1/00 - Present
                                Inc.

                                Dreyfus Service Organization,     Director                  3/99 - Present
                                Inc.++

                                Dreyfus Insurance Agency of       Director                  3/99 - Present
                                Massachusetts, Inc. +++

                                Dreyfus Brokerage Services,       Director                 11/97 - 6/98
                                Inc.
                                401 North Maple Avenue
                                Beverly Hills, CA.

STEVEN G. ELLIOTT               Mellon Financial Corporation+     Director                  1/01 - Present
Director                                                          Senior Vice Chairman      1/99 - Present
                                                                  Chief Financial Officer   1/90 - Present
                                                                  Vice Chairman             6/92 - 1/99

                                Mellon Bank, N.A.+                Director                  1/01 - Present
                                                                  Senior Vice Chairman      3/98 - Present
                                                                  Chief Financial Officer   1/90 - Present


                                  C-7

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

STEVEN G. ELLIOTT               Mellon EFT Services               Director                 10/98 - Present
Director (Continued)            Corporation
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Mellon Financial Services         Director                  1/96 - Present
                                Corporation #1                    Vice President            1/96 - Present
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Boston Group Holdings, Inc.*      Vice President            5/93 - Present

                                APT Holdings Corporation          Treasurer                12/87 - Present
                                Pike Creek Operations Center
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                Allomon Corporation               Director                 12/87 - Present
                                Two Mellon Bank Center
                                Pittsburgh, PA 15259

                                Collection Services               Controller               10/90 - 2/99
                                Corporation                       Director                  9/88 - 2/99
                                500 Grant Street                  Vice President            9/88 - 2/99
                                Pittsburgh, PA 15258              Treasurer                 9/88 - 2/99

                                Mellon Financial Company+         Principal Exec. Officer   1/88 - Present
                                                                  Chief Executive Officer   8/87 - Present
                                                                  Director                  8/87 - Present
                                                                  President                 8/87 - Present

                                Mellon Overseas Investments       Director                  4/88 - Present
                                Corporation+


                                  C-8

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

STEVEN G. ELLIOTT               Mellon Financial Services         Treasurer                 12/87 - Present
Director (Continued)            Corporation # 5+

                                Mellon Financial Markets,         Director                  1/99 - Present
                                Inc.+

                                Mellon Financial Services         Director                  1/99 - Present
                                Corporation #17
                                Fort Lee, NJ

                                Mellon Mortgage Company           Director                  1/99 - Present
                                Houston, TX

                                Mellon Ventures, Inc. +           Director                  1/99 - Present

LAWRENCE S. KASH                Dreyfus Investment                Director                  4/97 - 12/99
Vice Chairman                   Advisors, Inc.++

                                Dreyfus Brokerage Services,       Chairman                  11/97 - 2/99
                                Inc.                              Chief Executive Officer   11/97 - 2/98
                                401 North Maple Ave.
                                Beverly Hills, CA

                                Dreyfus Service Corporation++     Director                  1/95 - 2/99
                                                                  President                 9/96 - 3/99

                                Dreyfus Precious Metals,          Director                  3/96 - 12/98
                                Inc.+++                           President                10/96 - 12/98

                                Dreyfus Service                   Director                 12/94 - 3/99
                                Organization, Inc.++              President                 1/97 -  3/99

                                Seven Six Seven Agency, Inc.      Director                  1/97 - 4/99
                                ++

                                Dreyfus Insurance Agency of       Chairman                  5/97 - 3/99
                                Massachusetts, Inc.++++           President                 5/97 - 3/99
                                                                  Director                  5/97 - 3/99


                                   C-9

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


LAWRENCE S. KASH                The Dreyfus Trust Company+++      Chairman                  1/97 - 1/99
Vice Chairman                                                     President                 2/97 - 1/99
(Continued)                                                       Chief Executive Officer   2/97 - 1/99
                                                                  Director                 12/94 - Present

                                The Dreyfus Consumer Credit       Chairman                  5/97 - 6/99
                                Corporation++                     President                 5/97 - 6/99
                                                                  Director                 12/94 - 6/99

                                Founders Asset Management,        Member, Board of         12/97 - 12/99
                                LLC****                           Managers

                                The Boston Company Advisors,      Chairman                  12/95 - 1/99
                                Inc.                              Chief Executive Officer   12/95 - 1/99
                                Wilmington, DE                    President                 12/95 - 1/99

                                The Boston Company, Inc.*         Director                  5/93 - 1/99
                                                                  President                 5/93 - 1/99

                                Mellon Bank, N.A.+                Executive Vice            6/92 - Present
                                                                  President

                                Laurel Capital Advisors, LLP+     Chairman                  1/98 - 8/98
                                                                  Executive
                                                                  Committee                 1/98 - 8/98
                                                                  Member Chief
                                                                  Executive Officer         1/98 - 8/98
                                                                  President                 1/98 - 8/98

                                Laurel Capital Advisors,          Trustee                  12/91 - 1/98
                                Inc. +                            Chairman                  9/93 - 1/98
                                                                  President and CEO        12/91 - 1/98

                                Boston Group Holdings, Inc.*      Director                  5/93 - Present
                                                                  President                 5/93 - Present

                                Boston Safe Deposit and           Director                  6/93 - 1/99
                                Trust Company+                    Executive Vice            6/93 - 4/98
                                                                  President




                                  C-10

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

MARTIN G. MCGUINN               Mellon Financial Corporation+     Chairman                  1/99 - Present
Director                                                          Chief Executive Officer   1/99 - Present
                                                                  Director                  1/98 - Present
                                                                  Vice Chairman             1/90 - 1/99

                                Mellon Bank, N. A. +              Chairman                  3/98 - Present
                                                                  Chief Executive Officer   3/98 - Present
                                                                  Director                  1/98 - Present
                                                                  Vice Chairman             1/90 - 3/98

                                Mellon Leasing Corporation+       Vice Chairman             12/96 - Present

                                Mellon Bank (DE) National         Director                  4/89 - 12/98
                                Association
                                Wilmington, DE

                                Mellon Bank (MD) National         Director                  1/96 - 4/98
                                Association
                                Rockville, Maryland

J. DAVID OFFICER                Dreyfus Service Corporation++     President                 3/00 - Present
Vice Chairman                                                     Executive Vice            5/98 - 3/00
and Director                                                      President                 3/99 - Present
                                                                  Director

                                Dreyfus Service Organization,     Director                  3/99 - Present
                                Inc.++

                                Dreyfus Insurance Agency of       Director                  5/98 - Present
                                Massachusetts, Inc.++++

                                Dreyfus Brokerage Services,       Chairman                  3/99 - Present
                                Inc.
                                401 North Maple Avenue
                                Beverly Hills, CA

                                Seven Six Seven Agency,           Director                 10/98 - Present
                                Inc.++


                                  C-11

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


J. DAVID OFFICER                Mellon Residential Funding        Director                  4/97 - Present
Vice Chairman and               Corp. +
Director
(Continued)
                                Mellon Trust of Florida, N.A.     Director                  8/97 - Present
                                2875 Northeast 191st Street
                                North Miami Beach, FL 33180

                                Mellon Bank, NA+                  Executive Vice            7/96 - Present
                                                                  President

                                The Boston Company, Inc.*         Vice Chairman             1/97 - Present
                                                                  Director                  7/96 - Present

                                Mellon Preferred Capital          Director                  11/96 - 1/99
                                Corporation*

                                RECO, Inc.*                       President                 11/96 - Present
                                                                  Director                  11/96 - Present

                                The Boston Company Financial      President                 8/96 - 6/99
                                Services, Inc.*                   Director                  8/96 - 6/99

                                Boston Safe Deposit and Trust     Director                  7/96 - Present
                                Company*                          President                 7/96 - 1/99

                                Mellon Trust of New York          Director                  6/96 - Present
                                1301 Avenue of the Americas
                                New York, NY 10019

                                Mellon Trust of California        Director                  6/96 - Present
                                400 South Hope Street
                                Suite 400
                                Los Angeles, CA 90071


                                  C-12

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


J. DAVID OFFICER                Mellon United National Bank       Director                  3/98 - Present
Vice Chairman and               1399 SW 1st Ave., Suite 400
Director                        Miami, Florida
(Continued)
                                Boston Group Holdings, Inc.*      Director                  12/97 - Present

                                Dreyfus Financial Services        Director                  9/96 - Present
                                Corp. +

                                Dreyfus Investment Services       Director                  4/96 - Present
                                Corporation+

RICHARD W. SABO                 Founders Asset Management,        President                 12/98 - Present
Director                        LLC****                           Chief Executive Officer   12/98 - Present

                                Prudential Securities             Senior Vice President     07/91 - 11/98
                                New York, NY                      Regional Director         07/91 - 11/98

RICHARD F. SYRON                Thermo Electron                   President                 6/99 - Present
Director                        81 Wyman Street                   Chief Executive Officer   6/99 - Present
                                Waltham, MA 02454-9046

                                American Stock Exchange           Chairman                  4/94 - 6/99
                                86 Trinity Place                  Chief Executive Officer   4/94 - 6/99
                                New York, NY 10006

RONALD P. O'HANLEY              Franklin Portfolio Holdings,      Director                  3/97 - Present
Vice Chairman                   Inc.*

                                Franklin Portfolio                Director                  3/97 - Present
                                Associates, LLC*

                                Boston Safe Deposit and Trust     Executive Committee       1/99 - Present
                                Company*                          Member
                                                                  Director                  1/99 - Present

                                The Boston Company, Inc.*         Executive Committee       1/99 - Present
                                                                  Member                    1/99 - Present
                                                                  Director




                                  C-13

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


RONALD P. O'HANLEY              Buck Consultants, Inc.++          Director                  7/97 - Present
Vice Chairman
(Continued)
                                Newton Asset Management LTD       Executive Committee       10/98 - Present
                                (UK)                              Member
                                London, England                   Director                  10/98 - Present

                                Mellon Asset Management           Non-Resident Director     11/98 - Present
                                (Japan) Co., LTD
                                Tokyo, Japan

                                TBCAM Holdings, Inc.*             Director                 10/97 - Present

                                The Boston Company Asset          Director                  1/98 - Present
                                Management, LLC*

                                Boston Safe Advisors, Inc.*       Chairman                  6/97 - Present
                                                                  Director                  2/97 - Present

                                Pareto Partners                   Partner Representative    5/97 - Present
                                271 Regent Street
                                London, England W1R 8PP

                                Mellon Capital Management         Director                  2/97 - Present
                                Corporation***

                                Certus Asset Advisors Corp.**     Director                  2/97 - Present

                                Mellon Bond Associates, LLP+      Trustee                   1/98 - Present
                                                                  Chairman                  1/98 - Present

                                Mellon Equity Associates,         Trustee                   1/98 - Present
                                LLP+                              Chairman                  1/98 - Present

                                Mellon-France Corporation+        Director                  3/97 - Present

                                Laurel Capital Advisors+          Trustee                   3/97 - Present



                                  C-14

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

MARK N. JACOBS                  Dreyfus Investment                Director                  4/97 - Present
General Counsel,                Advisors, Inc.++                  Secretary                10/77 - 7/98
Executive Vice President,
and Secretary                   The Dreyfus Trust Company+++      Director                  3/96 - Present

                                The TruePenny Corporation++       President                10/98 - Present
                                                                  Director                  3/96 - Present

                                Dreyfus Service                   Director                  3/97 - 3/99
                                Organization, Inc.++


WILLIAM T. SANDALLS, JR.        Dreyfus Transfer, Inc.            Chairman                  2/97 - Present
Executive Vice President        One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service Corporation++     Director                  1/96 - 8/00
                                                                  Executive Vice            2/97 - Present
                                                                  President                 2/97 - 12/98
                                                                  Chief Financial Officer

                                Dreyfus Investment                Director                  1/96 - Present
                                Advisors, Inc.++                  Treasurer                 1/96 - 10/98

                                Dreyfus-Lincoln, Inc.             Director                  12/96 - Present
                                4500 New Linden Hill Road         President                  1/97 - Present
                                Wilmington, DE 19808

                                Seven Six Seven Agency,           Director                  1/96 - 10/98
                                Inc.++                            Treasurer                10/96 - 10/98

                                The Dreyfus Consumer              Director                  1/96 - Present
                                Credit Corp.++                    Vice President            1/96 - Present
                                                                  Treasurer                 1/97 - 10/98

                                The Dreyfus Trust Company +++     Director                  1/96 - Present



                                  C-15

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


WILLIAM T. SANDALLS, JR.        Dreyfus Service Organization,     Treasurer                 10/96 - 3/99
Executive Vice President        Inc.++
(Continued)
                                Dreyfus Insurance Agency of       Director                  5/97 - 3/99
                                Massachusetts, Inc.++++           Treasurer                 5/97 - 3/99
                                                                  Executive Vice            5/97 - 3/99
                                                                  President

STEPHEN R. BYERS                Dreyfus Service Corporation++     Senior Vice President     3/00 - Present
Director of Investments         Gruntal & Co., LLC                Executive Vice            5/97 - 11/99
and Senior Vice President       New York, NY                      President                 5/97 - 11/99
                                                                  Partner                   5/97 - 11/99
                                                                  Executive Committee
                                                                  Member                    5/97 - 11/99
                                                                  Board of Directors
                                                                  Member                    5/97 - 11/99
                                                                  Treasurer                 5/97 - 6/99
                                                                  Chief Financial Officer

DIANE P. DURNIN                 Dreyfus Service Corporation++     Senior Vice President     5/95 - 3/99
Senior Vice President -                                           -
Product Development                                               Marketing and
                                                                  Advertising
                                                                  Division

PATRICE M. KOZLOWSKI            None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA              The Dreyfus Trust Company+++      Chief Financial Officer   3/99 - Present
Controller                                                        Treasurer                 9/98 - Present
                                                                  Director                  3/97 - Present

                                Dreyfus Service Corporation++     Chief Financial Officer  12/98 - Present
                                                                  Director                  8/00 - Present


                                  C-16

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----


WILLIAM H. MARESCA              Dreyfus Consumer Credit           Treasurer                 10/98 - Present
Controller  (Continued)         Corp. ++

                                Dreyfus Investment                Treasurer                 10/98 - Present
                                Advisors, Inc. ++

                                Dreyfus-Lincoln, Inc.             Vice President            10/98 - Present
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                The TruePenny Corporation++       Vice President            10/98 - Present

                                Dreyfus Precious Metals,          Treasurer                 10/98 - 12/98
                                Inc. +++

                                The Trotwood Corporation++        Vice President            10/98 - Present

                                Trotwood Hunters                  Vice President            10/98 - Present
                                Corporation++

                                Trotwood Hunters Site A           Vice President            10/98 - Present
                                Corp. ++
                                                                  Chief Financial Officer    5/98 - Present
                                Dreyfus Transfer, Inc.
                                One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service                   Treasurer                 3/99 - Present
                                Organization, Inc.++              Assistant  Treasurer      3/93 - 3/99

                                Dreyfus Insurance Agency of       Assistant Treasurer       5/98 - Present
                                Massachusetts, Inc.++++

MARY BETH LEIBIG                None
Vice President -
Human Resources

THEODORE A. SCHACHAR            Dreyfus Service Corporation++     Vice President -Tax       10/96 - Present
Vice President - Tax


                                  C-17

NAME AND POSITION
WITH DREYFUS                    OTHER BUSINESSES                  POSITION HELD             DATES
------------                    ----------------                  -------------             -----

THEODORE A. SCHACHAR            The Dreyfus Consumer Credit       Chairman                  6/99 - Present
Vice President - Tax            Corporation ++                    President                 6/99 - Present
(Continued)
                                Dreyfus Investment Advisors,      Vice President - Tax      10/96 - Present
                                Inc.++

                                Dreyfus Precious Metals,          Vice President - Tax      10/96 - 12/98
                                Inc. +++

                                Dreyfus Service                   Vice President - Tax      10/96 - Present
                                Organization,
                                Inc.++

WENDY STRUTT                    None
Vice President

RAYMOND J. VAN COTT             Mellon Financial Corporation+     Vice President            7/98 - Present
Vice President -
Information Systems             Computer Sciences Corporation     Vice President            1/96 - 7/98
                                El Segundo, CA

JAMES BITETTO                   The TruePenny Corporation++       Secretary                 9/98 - Present
Assistant Secretary
                                Dreyfus Service Corporation++     Assistant Secretary       8/98 - Present

                                Dreyfus Investment                Assistant Secretary       7/98 - Present
                                Advisors, Inc.++

                                Dreyfus Service                   Assistant Secretary       7/98 - Present
                                Organization, Inc.++

STEVEN F. NEWMAN                Dreyfus Transfer, Inc.            Vice President            2/97 - Present
Assistant Secretary             One American Express Plaza        Director                  2/97 - Present
                                Providence, RI 02903              Secretary                 2/97 - Present

                                Dreyfus Service                   Secretary                 7/98 - Present
                                Organization, Inc.++              Assistant Secretary       5/98 - 7/98

--------------------------------------

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.


Item 27.       Principal Underwriters
               ----------------------

        (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

        1)         Dreyfus A Bonds Plus, Inc.
        2)         Dreyfus Appreciation Fund, Inc.
        3)         Dreyfus Balanced Fund, Inc.
        4)         Dreyfus BASIC GNMA Fund
        5)         Dreyfus BASIC Money Market Fund, Inc.
        6)         Dreyfus BASIC Municipal Fund, Inc.
        7)         Dreyfus BASIC U.S. Government Money Market Fund
        8)         Dreyfus California Intermediate Municipal Bond Fund
        9)         Dreyfus California Tax Exempt Bond Fund, Inc.
        10)        Dreyfus California Tax Exempt Money Market Fund
        11)        Dreyfus Cash Management
        12)        Dreyfus Cash Management Plus, Inc.
        13)        Dreyfus Connecticut Intermediate Municipal Bond Fund
        14)        Dreyfus Connecticut Municipal Money Market Fund, Inc.
        15)        Dreyfus Florida Intermediate Municipal Bond Fund
        16)        Dreyfus Florida Municipal Money Market Fund
        17)        Dreyfus Founders Funds, Inc.
        18)        The Dreyfus Fund Incorporated
        19)        Dreyfus Global Bond Fund, Inc.
        20)        Dreyfus Global Growth Fund
        21)        Dreyfus GNMA Fund, Inc.
        22)        Dreyfus Government Cash Management Funds
        23)        Dreyfus Growth and Income Fund, Inc.
        24)        Dreyfus Growth and Value Funds, Inc.
        25)        Dreyfus Growth Opportunity Fund, Inc.
        26)        Dreyfus Premier Fixed Income Funds

        27)        Dreyfus Index Funds, Inc.
        28)        Dreyfus Institutional Money Market Fund
        29)        Dreyfus Institutional Preferred Money Market Funds
        30)        Dreyfus Institutional Short Term Treasury Fund
        31)        Dreyfus Insured Municipal Bond Fund, Inc.
        32)        Dreyfus Intermediate Municipal Bond Fund, Inc.
        33)        Dreyfus International Funds, Inc.
        34)        Dreyfus Investment Grade Bond Funds, Inc.
        35)        Dreyfus Investment Portfolios
        36)        The Dreyfus/Laurel Funds, Inc.
        37)        The Dreyfus/Laurel Funds Trust
        38)        The Dreyfus/Laurel Tax-Free Municipal Funds
        39)        Dreyfus LifeTime Portfolios, Inc.
        40)        Dreyfus Liquid Assets, Inc.
        41)        Dreyfus Massachusetts Intermediate Municipal Bond Fund
        42)        Dreyfus Massachusetts Municipal Money Market Fund
        43)        Dreyfus Massachusetts Tax Exempt Bond Fund
        44)        Dreyfus MidCap Index Fund
        45)        Dreyfus Money Market Instruments, Inc.
        46)        Dreyfus Municipal Bond Fund, Inc.
        47)        Dreyfus Municipal Cash Management Plus
        48)        Dreyfus Municipal Money Market Fund, Inc.
        49)        Dreyfus New Jersey Intermediate Municipal Bond Fund
        50)        Dreyfus New Jersey Municipal Bond Fund, Inc.
        51)        Dreyfus New Jersey Municipal Money Market Fund, Inc.
        52)        Dreyfus New Leaders Fund, Inc.
        53)        Dreyfus New York Municipal Cash Management
        54)        Dreyfus New York Tax Exempt Bond Fund, Inc.
        55)        Dreyfus New York Tax Exempt Intermediate Bond Fund
        56)        Dreyfus New York Tax Exempt Money Market Fund
        57)        Dreyfus U.S. Treasury Intermediate Term Fund
        58)        Dreyfus U.S. Treasury Long Term Fund
        59)        Dreyfus 100% U.S. Treasury Money Market Fund
        60)        Dreyfus Pennsylvania Intermediate Municipal Bond Fund
        61)        Dreyfus Pennsylvania Municipal Money Market Fund
        62)        Dreyfus Premier California Municipal Bond Fund
        63)        Dreyfus Premier Equity Funds, Inc.
        64)        Dreyfus Premier International Funds, Inc.
        65)        Dreyfus Premier GNMA Fund
        66)        Dreyfus Premier Opportunity Funds
        67)        Dreyfus Premier Worldwide Growth Fund, Inc.
        68)        Dreyfus Premier Municipal Bond Fund
        69)        Dreyfus Premier New York Municipal Bond Fund
        70)        Dreyfus Premier State Municipal Bond Fund
        71)        Dreyfus Premier Value Equity Funds

        72)        Dreyfus Short-Intermediate Government Fund
        73)        Dreyfus Short-Intermediate Municipal Bond Fund
        74)        The Dreyfus Socially Responsible Growth Fund, Inc.
        75)        Dreyfus Stock Index Fund
        76)        Dreyfus Tax Exempt Cash Management
        77)        The Dreyfus Premier Third Century Fund, Inc.
        78)        Dreyfus Treasury Cash Management
        79)        Dreyfus Treasury Prime Cash Management
        80)        Dreyfus Variable Investment Fund
        81)        Dreyfus Worldwide Dollar Money Market Fund, Inc.
        82)        General California Municipal Bond Fund, Inc.
        83)        General California Municipal Money Market Fund
        84)        General Government Securities Money Market Funds, Inc.
        85)        General Money Market Fund, Inc.
        86)        General Municipal Bond Fund, Inc.
        87)        General Municipal Money Market Funds, Inc.
        88)        General New York Municipal Bond Fund, Inc.
        89)        General New York Municipal Money Market Fund

        (b)

                                                                                                 POSITIONS AND
NAME AND PRINCIPAL                                                                               OFFICES WITH
BUSINESS ADDRESS                      POSITIONS AND OFFICES WITH THE DISTRIBUTOR                 REGISTRANT
----------------                      ------------------------------------------                 ----------
Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Jude C. Metcalfe **                   Executive Vice President                                   None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President and Director                      None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
James Book ****                       Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Lawrence S. Kash *                    Senior Vice Presiden                                       None




                                      C-21

Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis **                   Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             Assistant
                                                                                                 Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None



*       Principal business address is 200 Park Avenue, New York, NY 10166.
** Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
*** Principal business address is 6500 Wilshire Boulevard, 8th Floor, Los Angles, CA 90048.
****    Principal business address is One Mellon Bank Center, Pittsburgh, PA
        15258.
+       Principal business address is One Boston Place, Boston, MA 02108.

Item 28.       Location of Accounts and Records
               --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9268
                      Boston, Massachusetts 02205-8502

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
               -------------------

               Not Applicable

Item 30.       Undertakings
               ------------

               None

                                   SIGNATURES
                                  -------------


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule
485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 10th day of July 2001.

                                                MPAM FUNDS TRUST

                                                BY:/s/ David F. Lamere*
                                                -----------------------
                                                David F. Lamere, President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               Signatures                   Title                   Date
               ----------                   -----                   ----

/s/ David F. Lamere*                       President             July 10, 2001
------------------------------------
David F. Lamere

/s/ Joseph Connolly*                       Treasurer             July 10, 2001
------------------------------------
Joseph Connolly

/s/ Ronald R. Davenport*                   Trustee               July 10, 2001
------------------------------------
Ronald R. Davenport

/s/ John L. Diederich*                     Trustee               July 10, 2001
------------------------------------
John L. Diederich

/s/ Maureen D. McFalls*                    Trustee               July 10, 2001
------------------------------------
Maureen D. McFalls

/s/ Patrick J. O'Connor*                   Trustee               July 10, 2001
------------------------------------
Patrick J. O'Connor

/s/ Kevin C. Phelan*                       Trustee               July 10, 2001
------------------------------------
Kevin C. Phelan

/s/ Patrick J. Purcell*                    Trustee               July 10, 2001
------------------------------------
Patrick J. Purcell

/s/ Thomas F. Ryan, Jr.*                   Trustee               July 10, 2001
------------------------------------
Thomas F. Ryan, Jr.


*BY:  /s/ Jeff Prusnofsky
      -------------------
        Jeff Prusnofsky
        Attorney-in-Fact

                                  Exhibit List

        (a) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (b) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to registration statement, SEC File No. 333-34844,filed on July 7, 2000.

        (c) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (d) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (e) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (f)    Not Applicable.

        (g)    (1) Custodian  Agreement dated as of June 14, 2000,  between MPAM
                   Funds Trust and Boston Safe  Deposit  and Trust  Company,  is
                   incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

               (2) Custodian  Agreement dated as of June 14, 2000,  between MPAM
                   Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (h)    (1) Transfer  Agent  Agreement  dated  as of June  14,  2000,  is incorporated herein by reference to Exhibit 13(a) of the Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

               (2) Amendment  to Transfer  Agent  Agreement  effective  March 6,
                   2001, is incorporated herein by reference to Exhibit 13(b) of the Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

               (3) Form of Amended and  Restated  Administration  Agreement,  is
                   incorporated  herein by  reference  to  Exhibit  13(c) of the

                   Registrant's registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

               (4) Fee Waiver  Agreement  dated June 14, 2000,  is  incorporated herein  by  reference  to  Exhibit  (h)(3)  of  Pre-effective
                   Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.

               (5) Shareholder  Services  Plan  dated  as of  May  9,  2001,  is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (i) Opinion and Consent of counsel dated July 10, 2001, is filed herewith.

        (j)    Auditor's Consent dated July 10, 2001, is filed herewith.

        (k)    Not Applicable.

        (l)    Not Applicable.

        (m)    Not Applicable.

        (n) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (o)    Not Applicable.

        (p) Code of Ethics is incorporated herein by reference to Exhibit (p) of Pre-effective Amendment No. 2 to registration statement, SEC File No. 333-34844, filed on September 15, 2000.